As filed with the Securities and Exchange Commission on September 25, 2001

                                                     Registration No. 333-68528
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                Amendment No. 1
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                 -------------

     HOVNANIAN                                                 K. HOVNANIAN
 ENTERPRISES, INC.                                           ENTERPRISES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                                    New Jersey
        (State or Other Jurisdiction of Incorporation or Organization)

    22-1851059                                                   22-2423583
                    (I.R.S. Employer Identification Number)

    10 Highway 35                                          10 Highway 35
    P.O. Box 500                                           P.O. Box 500
Red Bank, New Jersey 07701                           Red Bank, New Jersey 07701
   (732) 747-7800                                         (732) 747-7800
   (Address, Including Zip Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                      SEE TABLE OF ADDITIONAL REGISTRANTS
                                 -------------
                                J. Larry Sorsby
                          Hovnanian Enterprises, Inc.
                                 10 Highway 35
                                 P.O. Box 500
                          Red Bank, New Jersey 07701
                                (732) 747-7800

           (Name, Address, Including Zip Code, and Telephone Number,
                  Including Area Code, of Agent For Service)

                               -----------------
                                  Copies to:
                           Vincent Pagano, Jr., Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                         New York, New York 10017-3954
                                (212) 455-2000

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|____________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|_______________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus herein also relates to the remaining $76,000,000 of Debt Securities, Warrants to purchase Debt Securities, Preferred Stock and Class A Common Stock registered on Form S-3 (Registration No. 333-75939) and Form S-3 (Registration No. 333-51991) of Hovnanian Enterprises, Inc. and K. Hovnanian Enterprises, Inc. and 7,643,312 allocated shares of Class A Common Stock of Hovnanian Enterprises, Inc. registered on Form S-3 (Registration No. 333-51991) of K. Hovnanian Enterprises, Inc. This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-75939 and Post-Effective Amendment No. 2 to Registration Statement No. 333-51991 and upon the effectiveness of such Post-Effective Amendments, this Registration Statement and Registration Statements No. 333-75939 and No. 333-51991 will relate to an aggregate of $376,000,000 of Class A Common Stock, Preferred Stock, Debt Securities and Warrants to purchase Debt Securities of Hovnanian Enterprises, Inc., Debt Securities guaranteed by Hovnanian Enterprises, Inc. of K. Hovnanian Enterprises, Inc., and Warrants guaranteed by Hovnanian Enterprises, Inc. to purchase Debt Securities of K. Hovnanian Enterprises, Inc. (any or all of which Debt Securities and Warrants may be guaranteed by the registrant Subsidiary Guarantors described herein) and 7,643,312 shares of Class A Common Stock of Hovnanian Enterprises, Inc.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                                          TABLE OF ADDITIONAL REGISTRANTS


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

All Seasons, Inc.                   MD                    52-0855385            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Arrow Properties, Inc.              NJ                    22-1945442            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Ballantrae Development Corp.        FL                    22-3366681            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Ballantrae Home Sales, Inc.         FL                    22-3312524            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Ballantrae Marina, Inc.             FL                    22-3433301            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Condominium Community (Bowie New    MD                    52-2002262            10 Highway 35
Town), Inc.                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Condominium Community (Largo        MD                    52-2002261            10 Highway 35
Town), Inc.                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Condominium Community (Park         MD                    52-2002264            10 Highway 35
Place), Inc.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Condominium Community (Quail        MD                    52-2002265            10 Highway 35
Run), Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Condominium Community (Truman       MD                    52-2002263            10 Highway 35
Drive), Inc.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Consultants Corporation            MD                     52-0856601            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Designed Contracts, Inc.           MD                     52-0854124            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Dryer Associates, Inc.             NJ                     22-2626494            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Eastern National Title             FL                     22-2774781            10 Highway 35
Insurance Agency, Inc.                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Eastern Title Agency, Inc.         NJ                     22-2822803            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

EXC, Inc.                          DE                     22-3178077            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Fortis Finance, Inc.               NC                     56-1480946            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Fortis Homes, Inc.                 NC                     56-1477716            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Fortis Title, Inc.                 NC                     56-1729325            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Founders Title Agency, Inc.        VA                     22-3293533            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Governor's Abstract Co., Inc.      PA                     22-3278556            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Hexter Fair Land Title Company I   TX                     75-2604041            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Homebuyer's Mortgage, Inc.         MD                     52-1824817            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Housing-Home Sales, Inc.           MD                     52-0846210            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian at Tarpon Lakes I, Inc.  FL                     22-2436504            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Developments of          FL                     22-2416624            10 Highway 35
Florida, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Financial Services I,    NJ                     22-2509690            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Financial Services II,   NJ                     22-2586974            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Financial Services       NJ                     22-2722906            10 Highway 35
III, Inc.                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Financial Services IV,   NJ                     22-2707601            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Pennsylvania, Inc.       PA                     22-1097670            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Hovnanian Properties of Atlantic   NJ                     22-1945461            10 Highway 35
County, Inc.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Jersey City Danforth CSO, Inc.     NJ                     22-2976939            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hov International, Inc.         NJ                     22-3188610            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Acquisitions, Inc.    NJ                     22-3406671            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Ashburn Village,   VA                     22-3178078            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Atlantic City,     NJ                     22-1945458            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Estates, Inc.      FL                     22-3409425            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Barrington, Inc.   VA                     22-3583846            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bedminster II,     NJ                     22-3331038            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bedminster, Inc.   NJ                     22-1945452            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Belmont, Inc.      VA                     22-3253529            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bernards II, Inc.  NJ                     22-2643596            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Bernards III,      NJ                     22-2774853            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bernards IV, Inc.  NJ                     22-3292171            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Branchburg I,      NJ                     22-2790298            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Branchburg II,     NJ                     22-2926245            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Branchburg III,    NJ                     22-2961099            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bridgeport, Inc.   CA                     22-3547807            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bridgewater II,    NJ                     22-2765938            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bridgewater IV,    NJ                     22-4049666            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bridgewater V,     NJ                     22-2713924            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bridgewater VI,    NJ                     22-3243298            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bull Run, Inc.     VA                     22-3192910            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Burlington III,    NJ                     22-3412130            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Burlington, Inc.   NJ                     22-2949611            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Calabria, Inc.     CA                     22-3324654            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Cameron Chase,     VA                     22-3459993            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Carmel Del Mar,    CA                     22-3320550            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Carolina Country   FL                     22-3188607            10 Highway 35
Club I, Inc.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Carolina Country   FL                     22-3247085            10 Highway 35
Club II, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Carolina Country   FL                     22-3273706            10 Highway 35
Club III, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Castile, Inc.      CA                     22-3356308            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Cedar Grove I,     NJ                     22-2892342            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Cedar Grove II,    NJ                     22-2892341            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Chaparral, Inc.    CA                     22-3565730            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Clarkstown, Inc.   NY                     22-2618176            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Coconut Creek,     FL                     22-3275859            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Crestline, Inc.    CA                     22-3493450            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Crystal Springs,   NJ                     22-3406656            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Dominguez, Inc.    CA                     22-3602177            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Dominion Ridge,    VA                     22-3433318            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at East Brunswick     NJ                     22-2809056            10 Highway 35
V, Inc.                                                                         P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at East Brunswick     NJ                     22-2892496            10 Highway 35
VI, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at East Brunswick     NJ                     22-2776654            10 Highway 35
VIII, Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at East Whiteland     PA                     22-3483220            10 Highway 35
I, Inc.                                                                         P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Exeter Hills,      VA                     22-3331043            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Fair Lakes Glen,   VA                     22-3261224            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Fair Lakes, Inc.   VA                     22-3249049            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Freehold           NJ                     22-2348977            10 Highway 35
Township, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Freehold           NJ                     22-2459186            10 Highway 35
Township I, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Ft. Myers I, Inc.  FL                     22-2652958            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Ft. Myers II,      FL                     22-2636393            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Great Notch,       NJ                     22-3330582            10 Highway 35
Inc. (formally K. Hovnanian at                                                  P.O. Box 500
Berlin, Inc.)                                                                   Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hackettstown,      NJ                     22-2765936            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Half Moon Bay,     FL                     22-2915380            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hampton Oaks,      VA                     22-3583845            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Hanover, Inc.      NJ                     22-3133218            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hershey's Mill,    PA                     22-3445102            10 Highway 35
Inc. (a PA Corp)                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Highland           CA                     22-3309241            10 Highway 35
Vineyards, Inc.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Holly Crest, Inc.  VA                     22-3214275            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hopewell IV, Inc.  NJ                     22-3345622            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hopewell V, Inc.   NJ                     22-3464499            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hopewell VI, Inc.  NJ                     22-3465709            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Horizon Heights,   NJ                     22-2500651            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Howell Township,   NJ                     22-2859308            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Howell Township    NJ                     22-2562956            10 Highway 35
II, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hunter Estates,    VA                     22-3321100            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Jacksonville II,   FL                     22-2914590            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Jefferson, Inc.    NJ                     22-3427233            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Jersey City I,     NJ                     22-2562961            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Jersey City II,    NJ                     22-2935352            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Jersey City III,   NJ                     22-3016528            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Kings Grant I,     NJ                     22-2601064            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Klockner Farms,    NJ                     22-2572443            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at La Terraza, Inc.   CA                     22-3303807            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at La Trovata, Inc.   CA                     22-3369099            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lakewood, Inc.     NJ                     22-2618178            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lawrence V, Inc.   NJ                     22-3638073            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Lawrence Square,   NJ                     22-2571403            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Locust Grove I,    NJ                     22-3359254            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lower Saucon II,   PA                     22-3602924            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lower Saucon,      PA                     22-2961090            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah II, Inc.    NJ                     22-2859315            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah IV, Inc.    NJ                     22-3015286            10 Highway 35
(Whalepond)                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah IX, Inc.    NJ                     22-3337896            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah V, Inc.     NJ                     22-2868663            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah VI, Inc.    NJ                     22-3188612            10 Highway 35
(Norfolk)                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah VII, Inc.   NJ                     22-2592139            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mahwah VIII, Inc.  NJ                     22-2246316            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Manalapan II,      NJ                     22-2765935            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Manalapan, Inc.    NJ                     22-2442998            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro           NJ                     22-2748659            10 Highway 35
Township II, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro           NJ                     22-3467252            10 Highway 35
Township IV, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian of Marlboro           NJ                     22-3791976            10 Highway 35
Township VI, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian of Marlboro           NJ                     22-3791977            10 Highway 35
Township VII, NJ                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro, III      NJ                     22-2847845            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Medford I, Inc.    NJ                     22-3188613            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Merrimack, Inc.    NH                     22-2821914            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian of Metro DC South,    VA                     22-3583847            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Montclair NJ,      NJ                     22-2759221            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Montclair, Inc.    VA                     22-3188614            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Montgomery I,      PA                     22-3165601            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Montville II,      NJ                     22-2765937            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Montville, Inc.    NJ                     22-2343552            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Newark I, Inc.     NJ                     22-2722766            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Newark Urban       NJ                     22-2885748            10 Highway 35
Renewal Corporation I, Inc.                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Newark Urban       NJ                     22-3027957            10 Highway 35
Renewal Corporation IV, Inc.                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Newark Urban       NJ                     22-3027960            10 Highway 35
Renewal Corporation V, Inc.                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at North Brunswick    NJ                     22-2788417            10 Highway 35
II, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at North Brunswick    NJ                     22-2892493            10 Highway 35
III, Inc.                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at North Brunswick    NJ                     22-3036037            10 Highway 35
IV, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Northern           NY                     22-2814372            10 Highway 35
Westchester, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Northlake, Inc.    CA                     22-3336696            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Ocean Walk, Inc.   CA                     22-3565732            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at P.C. Properties,   VA                     22-3583840            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Park Ridge, Inc.   VA                     22-3253530            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Pasco I, Inc.      FL                     22-2636392            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Pasco II, Inc.     FL                     22-2790300            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Peekskill, Inc.    NY                     22-2718071            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Pembroke Shores,   FL                     22-3273708            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Perkiomen I, Inc.  PA                     22-3094743            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Perkiomen II,      PA                     22-3301197            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Plainsboro I,      NJ                     22-3065323            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Plainsboro II,     NJ                     22-2790297            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Plainsboro III,    NJ                     22-3027955            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Polo Trace, Inc.   FL                     22-3284165            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Port Imperial      NJ                     22-3450185            10 Highway 35
North, Inc.                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of East    NJ                     22-2593811            10 Highway 35
Brunswick II, Inc.                                                              P.O. Box 500
                                                                                Red Bank, New

K. Hovnanian at Princeton, Inc.    NJ                     22-3322125            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Rancho             CA                     22-3369102            10 Highway 35
Christianitos, Inc.                                                             P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Raritan I, Inc.    NJ                     22-3326386            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Readington II,     NJ                     22-3085521            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Reservoir Ridge,   NJ                     22-2510587            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at River Oaks, Inc.   VA                     22-3199603            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at San Sevaine, Inc.  CA                     22-3493454            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Saratoga, Inc.     CA                     22-3547806            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Scotch Plains      NJ                     22-3464496            10 Highway 35
II, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Scotch Plains,     NJ                     22-2380821            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Seneca Crossing,   MD                     22-3331047            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Smithville, Inc.   NJ                     22-3418731            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Smithville III,    NJ                     22-2776387            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Somerset VIII,     NJ                     22-2998840            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Brunswick    NJ                     22-2458485            10 Highway 35
II, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Brunswick    NJ                     22-2652530            10 Highway 35
III, Inc.                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at South Brunswick    NJ                     22-2859309            10 Highway 35
IV, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Brunswick    NJ                     22-2937570            10 Highway 35
V, Inc.                                                                         P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Brunswick,   NJ                     22-3039668            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Spring Ridge,      NJ                     22-3192909            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Stone Canyon,      CA                     22-3512641            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Stonegate, Inc.    CA                     22-3582033            10 Highway 35
(a CA Corporation)                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Stonegate, Inc.    VA                     22-3481223            10 Highway 35
(a VA Corporation)                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Stony Point, Inc.  NJ                     22-2758195            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Stuart Road, Inc.  VA                     22-3312918            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Sully Station,     VA                     22-3188746            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Summerwood, Inc.   VA                     22-3583842            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Sunsets, L.L.C.    CA                     33-0890768            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Sycamore, Inc.     CA                     22-3493456            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Tannery Hill,      NJ                     22-3396608            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at The Bluff, Inc.    NJ                     22-1841019            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at The Cedars, Inc.   NJ                     22-3406664            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at The Glen, Inc.     VA                     22-3618411            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at the Reserve at     NJ                     22-2934223            10 Highway 35
Medford, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New

K. Hovnanian at Thornbury, Inc.    PA                     22-3462983            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Tierrasanta, Inc.  CA                     22-3351875            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Tuxedo, Inc.       NY                     22-3516266            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian of Union Township     NJ                     22-3027952            10 Highway 35
I, Inc.                                                                         P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Upper Freehold     NJ                     22-3415873            10 Highway 35
Township I, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Upper Makefield    PA                     22-3302321            10 Highway 35
I, Inc.                                                                         P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Upper Merion,      PA                     22-3188608            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Vail Ranch, Inc.   CA                     22-3320537            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Valleybrook II,    NJ                     22-3252533            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Valleybrook, Inc.  NJ                     22-3057022            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wall Township      NJ                     22-2422378            10 Highway 35
II, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wall Township      NJ                     22-2262938            10 Highway 35
IV, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wall Township      NJ                     22-2859303            10 Highway 35
VI, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wall Township      NJ                     22-3434644            10 Highway 35
VII, Inc.                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wall Township      NJ                     22-3434643            10 Highway 35
VIII, Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Wall Township,     NJ                     22-2442914            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Washingtonville,   NY                     22-2717887            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne III, Inc.    NJ                     22-2607669            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne IV, Inc.     NJ                     22-2406468            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne V, Inc.      NJ                     22-2790299            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne VI, Inc.     NJ                     22-3367624            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne VII, Inc.    NJ                     22-3464498            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at West Orange, Inc.  NJ                     22-2820279            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wildrose, Inc.     CA                     22-3312525            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Winston Trails,    FL                     22-3219184            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Woodmont, Inc.     VA                     52-1785667            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian Aviation, Inc.        DE                     22-2627859            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies             NJ                     22-2445216            10 Highway 35
Northeast, Inc.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of          CA                     22-3301757            10 Highway 35
California, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of          FL                     22-2349530            10 Highway 35
Florida, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of          MD                     22-3331050            10 Highway 35
Maryland, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of Metro    VA                     22-3169584            10 Highway 35
Washington, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of New      NY                     22-2618171            10 Highway 35
York, Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of North    NC                     22-2765939            10 Highway 35
Carolina, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of          PA                     22-2390174            10 Highway 35
Pennsylvania, Inc.                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of          CA                     22-3493449            10 Highway 35
Southern California, Inc.                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Construction          NJ                     22-3406668            10 Highway 35
Management, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian's Design Gallery,     CA                     22-3301757            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of       CA                     22-3303806            10 Highway 35
California, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of       MD                     22-3331045            10 Highway 35
Maryland, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of       VA                     22-3188615            10 Highway 35
Metro Washington, Inc.                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of New   NJ                     22-2664563            10 Highway 35
Jersey, Inc.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of New   NY                     22-2626492            10 Highway 35
York, Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Developments of       TX                     22-3685786            10 Highway 35
Texas, Inc.                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Enterprises, Inc.     NJ                     22-2423583            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Equities, Inc.        NJ                     21-0735206            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Florida Division,     FL                     22-3188616             10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Investment            NJ                     22-2541361            10 Highway 35
Properties of New Jersey, Inc.                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian Investment            NJ                     22-2627866            10 Highway 35
Properties, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Investments, Inc.     NJ                     22-3663108            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Marine, Inc.          NJ                     22-3196910            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Mortgage USA, Inc.    NJ                     22-2892496            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Mortgage, Inc.        NJ                     22-1470679            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian North Jersey          DE                     22-3556344            10 Highway 35
Acquisitions, L.L.C.                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Poland, SP. Z.O.O.    Not an entity          22-3376430            10 Highway 35
                                   incorporated or                              P.O. Box 500
                                   organized in the                             Red Bank, New Jersey  07701
                                   United States                                732-747-7800

K. Hovnanian Port Imperial Urban   NJ                     22-3027956            10 Highway 35
Renewal, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of East    NJ                     22-2593811            10 Highway 35
Brunswick, II, Inc.                                                             P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of         NJ                     22-2869319            10 Highway 35
Franklin, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of         NJ                     22-2380821            10 Highway 35
Hamilton, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian Properties of Lake    FL                     22-2360970            10 Highway 35
Worth, Inc.                                                                     P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of NB      NJ                     22-3406661            10 Highway 35
Theatre, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of         NJ                     22-3017267            10 Highway 35
Newark Urban Renewal                                                            P.O. Box 500
Corporation, Inc.                                                               Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of North   NJ                     22-3002434            10 Highway 35
Brunswich II, Inc.                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of North   NJ                     22-2057907            10 Highway 35
Brunswick V, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of North   NJ                     22-3360859            10 Highway 35
Center Drive, Inc.                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of         NJ                     22-2859305            10 Highway 35
Piscataway, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of Red     NJ                     22-3092532            10 Highway 35
Bank, Inc.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of Route   NJ                     22-3219172            10 Highway 35
35, Inc.                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Properties of Wall,   NJ                     22-3244134            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Real Estate           NJ                     22-1945444            10 Highway 35
Investment, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian Real Estate of        FL                     65-0215569            10 Highway 35
Florida, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Southeast Florida,    FL                     22-3331675            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Southeast Region,     FL                     22-3331674            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian's Four Seasons of     FL                     22-3618584            10 Highway 35
the Palm Beaches, Inc.                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

KHC Acquisition, Inc.              CA                     22-3303802            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

KHL, Inc.                          DE                     22-2504325            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Kings Grant Evesham Corp.          NJ                     22-2445215            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Landarama, Inc.                    NJ                     22-1978612            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford of Delaware,      DE                     22-3386728            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Minerva Group, Inc.                NJ                     22-2652839            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Molly Pitcher Construction Co.,    NJ                     22-2577062            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

New Fortis Mortgage, Inc.          NC                     56-1520482            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

New K. Hovnanian Developments of   FL                     58-2003324            10 Highway 35
Florida, Inc.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Park Village Realty, Inc.          NJ                     22-3146498            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Parthenon Group, Inc.              NJ                     22-2748658            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Pine Brook Co., Inc.               NJ                     22-1762833            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Preston Grande Homes, Inc.         NC                     56-2138108            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Que Corporation                    MD                     52-1723878            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Reflections of You Interiors,      TX                     75-1967894            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Stonebrook Homes, Inc.             CA                     33-0553884            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

The Matzel & Mumford               NJ                     22-3670677            10 Highway 35
Organization, Inc.                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

The New Fortis Corporation         NC                     56-1458833            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

The Southampton Corporation        MD                     52-0881406            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Tropical Service Builders, Inc.    FL                     59-1426699            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Washington Homes of Delaware,      DE                     Inactive              10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Washington Homes of West           WV                     54-1860514            10 Highway 35
Virginia, Inc.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Washington Homes, Inc.             DE                     22-3774737            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Washington Homes, Inc. of          VA                     52-0898765            10 Highway 35
Virginia                                                                        P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Westminster Homes (Charlotte),     NC                     52-1970973            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Westminster Homes of Tennessee,    TN                     52-1973363            10 Highway 35
Inc.                                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Westminster Homes, Inc.            NC                     52-1874680            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

WH Land I, Inc.                    MD                     52-2073468            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

WH Land II, Inc.                   MD                     52-1887626            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

WH Properties, Inc.                MD                     52-1955560            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Arbor West, L.L.C.                 MD                     52-1955560           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Heritage Pines, L.L.C.             NC                     56-2113600            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Arbor Heights,     CA                     33-0890775            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Ashburn Village,   MD                     22-3681031            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Barnegat I,        NJ                     22-3804316            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Berkeley, L.L.C.   NJ                     22-3644632            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Bernards V,        NJ                     22-3618587            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New

K. Hovnanian at Blooms Crossing,   MD                     22-3688865            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Blue Heron         NJ                     22-3630449            10 Highway 35
Pines, L.L.C.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Brenbrooke,        VA                     22-3683842            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Carmel Village,    CA                     52-2147831            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Cedar Grove III,   NJ                     22-3818491            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Chester I, L.L.C.  NJ                     22-3618347            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Clifton, L.L.C.    NJ                     22-3655976            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Columbia Town      MD                     22-3757772            10 Highway 35
Center, L.L.C.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Cranbury, L.L.C.   NJ                     22-3814347            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Curries Woods,     NJ                     22-3776466            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Encinitas Ranch,   CA                     33-0890770            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Guttenberg,        NJ                     22-3653007            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hamburg, L.L.C.    NJ                     22-3795544            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Hamburg            NJ                     22-3814175            10 Highway 35
Contractors, L.L.C.                                                             P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Jackson, L.L.C.    NJ                     22-3630450            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Jersey City IV,    NJ                     22-3655974            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Kent Island,       MD                     22-3668315            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Kincaid, L.L.C.    MD                     22-3664456            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at King Farm, L.L.C.  MD                     22-3647924            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at LaFayette          NJ                     22-3658926            10 Highway 35
Estates, L.L.C.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lake Ridge         VA                     22-3778537            10 Highway 35
Crossing, L.L.C.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lake Terrapin,     VA                     22-3647920            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lawrence V,        NJ                     22-3638073            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Linwood, L.L.C.    NJ                     22-3663731            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Little Egg         NJ                     22-3795535            10 Highway 35
Harbor, L.L.C.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Little Egg         NJ                     Applied For           10 Highway 35
Harbor Contractors, L.L.C.                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lower Moreland     PA                     22-3785544            10 Highway 35
I, L.L.C.                                                                       P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lower Moreland     PA                     22-3785539            10 Highway 35
II, L.L.C.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Lower Saucon II,   PA                     22-3602924            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mansfield I, LLC   NJ                     22-3556345            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mansfield II, LLC  NJ                     22-3556346            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mansfield III,     NJ                     22-3683839            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro           NJ                     22-3802594            10 Highway 35
Township VIII, L.L.C.                                                           P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro VI,       NJ                     22-3791976            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Marlboro VII,      NJ                     22-3791977            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Menifee, L.L.C.    CA                     52-2147832            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Middletown,        NJ                     22-3630452            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Mt. Olive          NJ                     22-3813043            10 Highway 35
Township, L.L.C.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at North Brunswick    NJ                     22-3627814            10 Highway 35
VI, L.L.C.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at North Haledon,     NJ                     22-3770598            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Northampton,       NJ                     22-3785527            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Northfield,        NJ                     22-3665826            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Pacific Bluffs,    TX                     33-0890774            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Paramus, L.L.C.    NJ                     22-3687884            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Park Lane, L.L.C.  CA                     33-0896285            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Prince William,    VA                     22-3647925            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Rancho Santa       CA                     33-0890773            10 Highway 35
Margarita, L.L.C.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Riverbend, L.L.C.  CA                     33-0890777            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Roderuck, L.L.C.   MD                     22-3756336            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Rowland Heights,   CA                     22-2147833            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Sayreville,        NJ                     22-3663105            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Amboy,       NJ                     22-3655682            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at South Bank,        MD                     22-3688868            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Spring Hill        MD                     22-3688864            10 Highway 35
Road, L.L.C.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at St. Margarets,     MD                     33-0890768            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Sunsets, L.L.C.    CA                     33-0890769            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at the Gables,        NC                     22-3655975            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Upper Freehold     NJ                     22-3666680            10 Highway 35
Township I, Inc.                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian at Upper Freehold     NJ                     22-3626037            10 Highway 35
Township II, Inc.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wanaque, L.L.C.    NJ                     22-3743403            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Washington,        NJ                     22-3618348            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Wayne VIII,        NJ                     22-3618242            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at West Milford,      NJ                     22-3709105            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at West Windsor,      NJ                     52-2147836            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Willow Brook,      MD                     22-3556343            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian at Winchester,        CA                     52-2147836            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Central               DE                     22-3556343            10 Highway 35
Acquisitions, L.L.C.                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Companies of Metro    MD                     22-3683159            10 Highway 35
D.C. North, L.L.C.                                                              P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian North Central         DE                     22-3554986            10 Highway 35
Acquisitions, L.L.C.                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

K. Hovnanian North Jersey          DE                     22-3556344            10 Highway 35
Acquisitions, L.L.C.                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian Shore Acquisitions,   DE                     22-3556342            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian South Jersey          DE                     22-3556341            10 Highway 35
Acquisition, L.L.C.                                                             P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian's Four Seasons,       CA                     52-2147837            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

K. Hovnanian's Private Home        NJ                     22-3766856            10 Highway 35
Portfolio, L.L.C.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Kings Court at Montgomery, L.L.C.  NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Kings Crossing at Montgomery,      NJ                     22-3468988            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Knox Creek, L.L.C.                 NJ                     62-1808932            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Apple Ridge, L.L.C.         NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Brookhill, L.L.C.           NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Heritage Woods, L.L.C.      NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

M&M at the Highlands, L.L.C.       NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

McKinley Court, L.L.C.             NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Morristown, L.L.C.          NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Roosevelt, L.L.C.           NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Sheridan, L.L.C.            NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Sparta, L.L.C.              NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Spinnaker Pointe, L.L.C.    NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Spruce Hollow, L.L.C.       NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Spruce Meadows, L.L.C.      NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M at Spruce Run, L.L.C.          NJ                     Applied For           10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel &  at Apple Ridge           NJ                     22-3526713            10 Highway 35
II, L.L.C.                                                                      P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Matzel & Mumford at Basking        NJ                     22-3420654            10 Highway 35
Ridge, L.L.C.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Cranbury       NJ                     22-3569945            10 Highway 35
Knoll, L.L.C.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Freehold,      NJ                     22-3468991            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Heritage       NJ                     22-3575932            10 Highway 35
Landing, L.L.C.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Montgomery,    NJ                     22-3500542            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at                NJ                     22-3619267            10 Highway 35
Phillipsburg, L.L.C.                                                            P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Piscataway,    NJ                     22-3445832            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at South          NJ                     22-3445834            10 Highway 35
Brunswick, L.L.C.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Tewksbury,     NJ                     22-3394132            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at West           NJ                     22-3434254            10 Highway 35
Windsor, L.L.C.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at White Oak      NJ                     22-3349820            10 Highway 35
Estates, L.L.C.                                                                 P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Matzel & Mumford at Willows        NJ                     22-3434256            10 Highway 35
Pond, L.L.C.                                                                    P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Matzel & Mumford at Woodland       NJ                     22-3575934            10 Highway 35
Crest, L.L.C.                                                                   P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Monticello Woods, L.L.C.           MS                     62-1811038            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

New Homebuyers Title Co.           VA                     54-1781635            10 Highway 35
(Virginia) L.L.C.                                                               P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

New Homebuyers Title Company,      MD                     52-1932728            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Shadow Creek, L.L.C.               AL                     62-1808935            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Section 14 of the Hills, L.L.C.    NJ                     22-3330375            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

The Landings at Spinnaker          NJ                     Applied For           10 Highway 35
Pointe, L.L.C.                                                                  P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Title Group II, L.L.C.             TN                     62-1808935            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Town Homes at Montgomery, L.L.C.   NJ                     22-3666795            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Westminster Homes of Alabama,      MD                     63-1222540            10 Highway 35
L.L.C.                                                                          P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Westminster Homes of               MD                     64-0907820            10 Highway 35
Mississippi, L.L.C.                                                             P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Westwood Hills, L.L.C.             AL                     62-1808934            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

WH/PR Land Co., L.L.C.             DE                     52-1959291            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Athena Portfolio Investors, L.P.   DE                     13-3763651            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Beacon Manor Associates, L.P.      NJ                     22-3358382            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Galleria Mortgage, L.P.            TX                     75-2801961            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Goodman Family Builders, L.P.      TX                     75-2653675            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Goodman Mortgage Investors, L.P.   TX                     75-2801067            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

M&M Investments, L.P.              NJ                     22-3685183            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Parkway Development                NC                     56-1536568            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Sovereign Group, L.P.              NJ                     22-2661796            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800


                                      State or other                                   Address Including ZIP Code, And
                                      Jurisdiction of       IRS Employer         Telephone Number Including Area Code,
 Exact Name of Registrant As         Incorporation or      Identification         Of Registrant's Principal Executive
  Specified In Its Charter             Organization            Number                           Offices
---------------------------------- ---------------------- --------------------- -----------------------------------------

Washabama, L.P.                    AL                     63-1231207            10 Highway 35
                                                                                P.O. Box 500
                                                                                Red Bank, New Jersey  07701
                                                                                732-747-7800

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

-------------------------------------------------------------------------------

                Subject to Completion, dated September 25, 2001

                                  PROSPECTUS

                                    [LOGO]

                                 $376,000,000

                          Hovnanian Enterprises, Inc.

                                Preferred Stock
                             Class A Common Stock
                     Warrants to Purchase Preferred Stock
                   Warrants to Purchase Class A Common Stock
                                Debt Securities
                     Warrants to Purchase Debt Securities
                           Stock Purchase Contracts
                             Stock Purchase Units

                        K. Hovnanian Enterprises, Inc.

                          Guaranteed Debt Securities
                Guaranteed Warrants to Purchase Debt Securities

                               7,643,312 Shares

                          Hovnanian Enterprises, Inc.

                             Class A Common Stock
                             --------------------

We, Hovnanian Enterprises, Inc., may offer and sell from time to time, in one or more series:

     o    our Preferred Stock

     o    our Class A Common Stock

     o our unsecured debt securities consisting of notes, debentures or other evidences of indebtedness which may be our senior debt securities, senior subordinated debt securities or subordinated debt securities,

     o warrants to purchase our Preferred Stock, our Class A Common Stock or our debt securities,

     o    our Stock Purchase Contracts; and

     o    our Stock Purchase Units,

or any combination of the these securities.

     Our wholly-owned subsidiary, K. Hovnanian Enterprises, Inc., may offer and sell from time to time, in one or more series:

     o its unsecured senior debt securities, senior subordinated debt securities or subordinated debt securities, which in each case will be fully and unconditionally guaranteed by us, and

     o warrants to purchase K. Hovnanian debt securities, which will be fully and unconditionally guaranteed by us,

or any combination of these securities.

          Our debt securities or warrants or the debt securities or warrants issued by K. Hovnanian Enterprises may be guaranteed by substantially all of our wholly-owned subsidiaries.

          We or certain of our shareholders may offer and sell from time to time an aggregate of 7,643,312 shares of Class A Common Stock.

          The Preferred Stock, Class A Common Stock, other than any sold by any selling shareholders, and debt securities and warrants of Hovnanian or K. Hovnanian may be offered at an aggregate initial offering price not to exceed $376,000,000 at prices and on terms to be determined at or prior to the time of sale.

          We will provide more specific information about the terms of an offering of any of these securities in supplements to this prospectus. The securities may be sold directly by us, K. Hovnanian or selling shareholders to investors, through agents designated from time to time or to or through underwriters or dealers. If any agents of Hovnanian, K. Hovnanian or selling shareholders or any underwriters are involved in the sale of any securities, the names of such agents or underwriters and any applicable commissions or discounts will be described in a supplement to this prospectus.

This investment involves risk. See "Risk Factors" beginning on page 4.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor have those organizations determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                --------------

                     The date of this Prospectus is , 2001

                               TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS....................................................3

AVAILABLE INFORMATION.........................................................3

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................3

THE COMPANY...................................................................4

RISK FACTORS..................................................................4

RATIOS OF EARNINGS TO FIXED CHARGES AND EARNINGS TO COMBINED FIXED
        CHARGES AND PREFERRED STOCK DIVIDENDS.................................8

USE OF PROCEEDS...............................................................9

SELLING SHAREHOLDERS..........................................................9

DESCRIPTION OF DEBT SECURITIES...............................................11

DESCRIPTION OF CAPITAL STOCK.................................................23

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS.............25

DESCRIPTION OF WARRANTS......................................................26

PLAN OF DISTRIBUTION.........................................................27

LEGAL MATTERS................................................................27

EXPERTS......................................................................27

     In this document, "we", "us" or "our" refers to both Hovnanian and K. Hovnanian.

                          FORWARD-LOOKING STATEMENTS

         All statements in this registration statement, this prospectus and the information incorporated by reference, including the financial statements and their accompanying notes, that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other facts described in detail in our form 10-K for the year ended October 31, 2000. See the section "Risk Factors" beginning on page 4.

                             AVAILABLE INFORMATION

         We have filed with the Securities and Exchange Commission, the "Commission", a registration statement on Form S-3. This prospectus, which forms part of the registration statement, does not have all the information contained in the registration statement. Statements in this prospectus as to the contents of any contract or other document are not necessarily complete, and, where a contract or other document is an exhibit to the registration statement, or was previously filed with the Commission and is now incorporated by reference, each statement is qualified in all respects by the provision in the exhibit to which reference is hereby made. A copy of the registration statement may be inspected by anyone without charge at the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of the registration statement may be obtained from the Commission upon payment of certain fees prescribed by the Commission.

         We are subject to the informational requirements of the Securities Exchange Act of 1934, and file reports, proxy statements and other information with the Commission. You may read and copy any reports, proxy statements and other information at the Commission's Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices located at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of this material also can be obtained by mail from the Public Reference Section of the Commission, at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at the prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information. The website address is: http://www.sec.gov. Hovnanian's Class A Common Stock is listed on the New York Stock Exchange, and reports, proxy statements and other information also can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         Hovnanian has filed the following documents with the Commission and these documents are incorporated herein by reference:

     o Annual Report on Form 10-K for the fiscal year ended October 31, 2000, Registration File No. 1-8551,

     o Current Reports on Form 8-K filed December 15, 2000 and February 7, 2001, Registration File Nos. 1-8551,

     o the description of the Class A Common Stock, par value $.01 per share, of Hovnanian set forth in Hovnanian's Registration Statement of Form 8-A filed March 13, 2001 and any amendment or report filed for the purpose of updating any such description; and

     o Quarterly Reports on Form 10-Q for the quarters ended January 31, 2001, April 30, 2001 and July 31, 2001, Registration File Nos. 1-8551.

         All documents filed by Hovnanian pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus and prior to the termination of the offering made by this prospectus are to be incorporated herein by reference. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         Hovnanian will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon the written or oral request of that person, a copy of any or all of the information incorporated by reference in this Prospectus but not delivered with this Prospectus, other than exhibits to such information, unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates. Requests for copies should be directed to Paul
W. Buchanan, Senior Vice President--Corporate Controller, Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701 (telephone: (732) 747-7800).

                                  THE COMPANY

         We design, construct and market high quality single-family detached homes and attached condominium apartments and townhouses in planned residential developments in the Northeast, primarily in New Jersey, southern New York state, and eastern Pennsylvania, North Carolina, Metro D.C., which includes northern Virginia and Maryland, southern California, Texas, Tennessee, Alabama and Mississippi and provide mortgage banking and title insurance activities. We market our homes to first-time buyers, first-time and second-time move-up buyers, luxury buyers, active adult buyers and empty nesters.

         Hovnanian was originally incorporated in New Jersey in 1967 as successor to a business founded in 1959 by Kevork S. Hovnanian and became a Delaware corporation in August 1983. The Company maintains its executive offices at 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, and its telephone number is (732) 747-7800.

         K. Hovnanian was incorporated in New Jersey in November 1982, as an indirect wholly-owned consolidated subsidiary of Hovnanian. K. Hovnanian functions as a management company for the operating subsidiaries of Hovnanian and borrows funds that it lends to those subsidiaries. K. Hovnanian has essentially no independent operations and generates no operating revenues. K. Hovnanian's principal executive offices are located at 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, and its telephone number is (732) 747-7800.

                                 RISK FACTORS

Our substantial leverage places burdens on our ability to comply with the terms of our indebtedness, may restrict our ability to operate and may prevent us from fulfilling our obligations.

          We have a significant amount of debt. As of July 31, 2001, our consolidated debt was $475,373,000, excluding Financial Services debt and Collateralized Mortgage Financing. The amount of our debt could have important consequences to you. For example, it could:

     o limit our ability to obtain future financing for working capital, capital expenditures, acquisitions, debt service requirements or other requirements;
     o require us to dedicate a substantial portion of our cash flow from operations to the payment on our debt and reduce our ability to use our cash flow for other purposes;
     o limit our flexibility in planning for, or reacting to, changes in our business;
     o place us at a competitive disadvantage because we have more debt than some of our competitors; and
     o make us more vulnerable in the event of a downturn in our business or in general economic conditions.

          Our ability to meet our debt service and other obligations will depend upon our future performance. We are engaged in businesses that are substantially affected by changes in economic cycles. Our revenues and earnings vary with the level of general economic activity in the markets we serve. Our businesses are also affected by financial, political, business and other factors, many of which are beyond our control. The factors that affect our ability to generate cash can also affect our ability to raise additional funds for these purposes through the sale of equity securities, the refinancing of debt or the sale of assets. Changes in prevailing interest rates may affect our ability to meet our debt service obligations, because borrowings under our revolving credit facilities bear interest at floating rates. A higher interest rate on our debt service obligations could result in lower earnings.

          Our business may not generate sufficient cash flow from operations and borrowings may not be available to us under our revolving credit facilities in an amount sufficient to enable us to pay our debt service obligations or to fund our other liquidity needs. We may need to refinance all or a portion of our debt on or before maturity, which we may not be able to do on favorable terms or at all.

          The indentures governing the debt securities offered hereby and our other outstanding debt and our revolving credit facilities impose restrictions on our operations and activities. The most significant restrictions relate to debt incurrence, sales of assets and cash distributions by us and require us to comply with certain financial covenants listed in those debt and revolving credit facilities. If we fail to comply with any of those restrictions or covenants, the trustees or the banks, as appropriate, could cause our debt to become due and payable prior to maturity.

The homebuilding industry is significantly affected by changes in general and local economic conditions, real estate markets and weather conditions, which could affect our ability to build homes at prices our customers are willing or able to pay, could reduce profits that may not be recaptured and could result in cancellation of sales contracts.

          The homebuilding industry is cyclical, has from time to time experienced significant difficulties and is significantly affected by changes in general and local economic conditions, such as:

     o    employment levels and job growth;
     o    availability of financing for home buyers;
     o    interest rates;
     o    consumer confidence; and
     o    housing demand.

          An oversupply of alternatives to new homes, such as rental properties and used homes, could depress prices and reduce margins for the sale of new homes.

          Weather conditions and natural disasters such as hurricanes, tornadoes, earthquakes, floods and fires, can harm the local homebuilding business.

          The difficulties described above could cause us to take longer and incur more costs to build our homes. We may not be able to recapture increased costs by raising prices in many cases because we fix our prices up to twelve months in advance of delivery by signing home sales contracts. In addition, some home buyers may cancel or not honor their home sales contracts altogether.

Our success depends on the availability of suitable undeveloped land and improved lots at acceptable prices.

         Our success in developing land and in building and selling homes depends in part upon the continued availability of suitable undeveloped land and improved lots at acceptable prices. The availability of undeveloped land and improved lots for purchase at favorable prices depends on a number of factors outside our control, including the risk of competitive over-bidding on land or lots and restrictive governmental regulation. Should suitable land or lots become less available, the number of homes we may be able to build and sell would be reduced, which would reduce revenue and profits.

Changes in economic and market conditions could result in the sale of homes at a loss or holding land in inventory longer than planned, the cost of which can be significant.

         Land inventory risk can be substantial for homebuilders. We must continuously seek and make acquisitions of land for expansion into new markets and for replacement and expansion of land inventory within our current markets. The market value of undeveloped land, buildable lots and housing inventories can fluctuate significantly as a result of changing economic and market conditions. In the event of significant changes in economic or market conditions, we may have to sell homes at a loss or hold land in inventory longer than planned. Inventory carrying costs can be significant and can result in losses from a poorly performing project or market.

Home prices and sales activity in the Northeast and mid-Atlantic markets have a large impact on our profitability because we conduct a significant portion of our business in these markets.

         We presently conduct a significant portion of our business in the Northeast and mid-Atlantic markets. Home prices and sales activity in the Northeast and mid-Atlantic, including in some of the markets in which we operate, have declined from time to time, particularly as a result of slow economic growth. If home prices and sales activity decline in one or more of the markets in which we operate, our costs may not decline at all or at the same rate and profits may be reduced.

Because almost all of our customers require mortgage financing, increases in interest rates could impair the affordability of our homes, lower demand for our products, limit our marketing effectiveness, and limit our ability to fully realize our backlog.

          Virtually all of our customers finance their acquisitions through lenders providing mortgage financing. Increases in interest rates or decreases in availability of mortgage financing could lower demand for new homes because of the increased monthly mortgage costs to potential home buyers. Even if potential customers do not need financing, changes in interest rates and mortgage availability could make it harder for them to sell their existing homes to potential buyers who need financing. This could prevent or limit our ability to attract new customers as well as our ability to fully realize our backlog because our sales contracts generally include a financing contingency. Financing contingencies permit the customer to cancel his obligation in the event mortgage financing at prevailing interest rates, including financing arranged or provided by us, is unobtainable within the period specified in the contract. This contingency period is typically four to eight weeks following the date of execution.

          In addition, we believe that the availability of FNMA, FHLMC, FHA and VA mortgage financing is an important factor in marketing many of our homes. Any limitations or restrictions on the availability of those types of financing could reduce our sales.

Homebuilders are subject to a number of federal, local, state and foreign laws and regulations concerning the development of land, the homebuilding process and protection of the environment, which can cause us to incur delays, costs associated with compliance and prohibit or restrict activity in some regions or areas.

          We are subject to extensive and complex regulations that affect the development of land and the homebuilding process, including zoning, density and building standards. These regulations often provide broad discretion to the administering governmental authorities. This can delay or increase the cost of development or homebuilding.

          We are also subject to a variety of local, state, federal and foreign laws and regulations concerning protection of health and the environment. The particular environmental laws which apply to any given community vary greatly according to the community site, the site's environmental conditions and the present and former uses of the site. These environmental laws may result in delays, may cause us to incur substantial compliance, remediation, and/or other costs, and can prohibit or severely restrict development and homebuilding activity in certain environmentally sensitive regions or areas.

          It can be anticipated that increasingly stringent requirements will be imposed on developers and homebuilders in the future. Although we cannot predict the effect of these requirements, they could result in time-consuming and expensive compliance programs and in substantial expenditures, which could cause delays and increase our cost of operations. In addition, the continued effectiveness of permits already granted or approvals already obtained is dependent upon many factors, some of which are beyond our control, such as changes in policies, rules and regulations and their interpretation and application.

We compete on several levels with homebuilders that may have greater sales and financial resources, which could hurt future earnings.

          We compete not only for home buyers, but also for desirable properties, financing, raw materials and skilled labor often within larger subdivisions designed, planned and developed by other homebuilders. In addition, resales of homes and the availability of rental housing provide additional competition. Our competitors include other local, regional and national homebuilders, some of which have greater sales and financial resources.

         These competitive conditions in the homebuilding industry could result in:

     o    difficulty in acquiring suitable land at acceptable prices;
     o    increased selling incentives;
     o    lower sales; or
     o    delays in construction.

          Any of these problems could increase costs and/or lower profit margins.

We may have difficulty in obtaining the additional financing required to operate and develop our business.

          Our operations require significant amounts of cash, and we will be required to seek additional capital, whether from sales of equity or borrowing more money, for the future growth and development of our business. The terms or availability of additional capital is uncertain. Moreover, the indentures for our outstanding debt contain provisions that may restrict the debt we may incur in the future. If we are not successful in obtaining sufficient capital, it could reduce our sales and may hinder our future growth and results of operations.

Our future growth may include additional acquisitions that may not be successfully integrated and may not achieve expected benefits.

         Although we have not recently announced any acquisitions or mergers (other than the Washington Homes merger, which closed on January 23, 2001) in the future we may acquire other businesses. As a result of these acquisitions, we may need to integrate product lines, dispersed operations and distinct corporate cultures. Future integration efforts may not succeed or may distract our management from operating our existing business. Additionally, we may not be able to enhance our earnings as a result of future acquisitions. Our failure to successfully manage future acquisitions could harm our operating results.

An active trading market may not develop for the securities offered hereby.

         The securities offered hereby, other than the Class A Common Stock, will be a new issue of securities and when offered, there may not be an active public trading market for them. We do not intend to apply for listing of the securities offered hereby on a security exchange, however, the Class A Common Stock is already traded on the New York Stock Exchange. The liquidity of the trading market in the securities offered hereby, and the market prices quoted for these securities, may be adversely affected by changes in the overall market for these types of securities and by changes in our financial performance or prospects or in the prospects for companies in our industry generally. As a consequence, when issued, an active trading market may not develop for the securities offered hereby, other than the Class A Common Stock, you might not be able to sell your securities, other than the Class A Common Stock, or, even if you can sell your securities, you might not be able to sell them at an acceptable price.

Federal and state laws allow courts, under specific circumstances, to void guarantees and to require you to return payments received from guarantors.

         The debt securities of Hovnainan offered hereby may be guaranteed by, and the debt securities of K. Hovnanian offered hereby may be further guaranteed by, the subsidiaries of Hovnanian. Although you may be direct creditors of any guarantors by virtue of any guarantee, existing or future creditors of any guarantor could avoid or subordinate that guarantor's guarantee under the fraudulent conveyance laws if they were successful in establishing that:

     o    the guarantee was incurred with fraudulent intent; or

     o the guarantor did not receive fair consideration or reasonably equivalent value for issuing its guarantee and

          o    was insolvent at the time of the guarantee;

          o    was rendered insolvent by reason of the guarantee;

          o was engaged in a business or transaction for which its assets constituted unreasonably small capital to carry on its business; or

          o intended to incur, or believed that it would incur, debt beyond its ability to pay such debt as it matured.

          The measurers of insolvency for purposes of determining whether a fraudulent conveyance occurred vary depending upon the laws of the relevant jurisdiction and upon the valuation assumptions and methodology applied by the court. Generally, however, a company would be considered insolvent for purposes of the above if:

     o the sum of the company's debts, including contingent, unliquidated and unmatured liabilities, is greater than all of that company's property at a fair valuation, or

     o if the present fair saleable value of the company's assets is less than the amount that will be required to pay the probable liability on its existing debts as they become absolute and matured.

                    RATIOS OF EARNINGS TO FIXED CHARGES AND
       EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

         For purposes of computing the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred dividends, earnings consist of earnings (loss) from continuing operations before income taxes, minority interest, extraordinary items and cumulative effect of accounting changes, plus fixed charges, which consist of interest charges and preferred share dividend requirements of subsidiaries, adjusted to a pretax basis, less interest capitalized, less preferred share dividend requirements of subsidiaries adjusted to a pretax basis and less undistributed earnings of affiliates whose debt is not guaranteed by Hovnanian.

         The following table sets forth the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred dividends for Hovnanian for the periods indicated:


                                   Nine
                                   Months
                                   Ended                          Years Ended October 31,
                                  July 31,
                                -------------------------------------------------------------------
                                   2001        2000        1999      1998        1997       1996
                                ----------  ----------  ---------  ---------  ----------  ---------

Ratio of earnings to fixed
  charges....................      2.8          2.2        3.0        2.5         (a)        1.6
Ratio of earnings to
  combined fixed charges and
  preferred stock dividends..      2.8          2.2        3.0        2.5         (a)        1.6

---------
 (a) No ratio is presented for the year ended October 31, 1997 as the earnings for such period were insufficient to cover fixed charges by $9,197,000.

                                USE OF PROCEEDS


         Unless otherwise provided in the applicable prospectus supplement, the net proceeds from the sale of the securities offered by this prospectus and each prospectus supplement, the "offered securities", will be used for general corporate purposes, which may include working capital needs, the refinancing of existing indebtedness, expansion of the business and acquisitions. Hovnanian will not receive any net proceeds from the sale of any shares of Class A Common Stock offered by the Selling Shareholders.

                             SELLING SHAREHOLDERS

         Some or all of the shares of Class A Common Stock of Hovnanian being offered pursuant to this prospectus may be offered by selling shareholders. Identification of any selling shareholders will be made in the applicable prospectus supplement. The potential selling shareholders include Kevork S. Hovnanian, Chairman of the Board and Director of Hovnanian and, until July 1997, Chief Executive Officer of Hovnanian, Ara K. Hovnanian, President and Director of Hovnanian and, since July 1997, Chief Executive Officer of Hovnanian, Geaton A. DeCesaris, Jr., until January 2001, Chairman of the Board of Directors, President and Chief Executive Officer of Washington Homes, Inc., a corporation that merged with and into a wholly owned subsidiary of Hovnanian in January 2001, and, since January 2001, Director of Hovnanian and Chief Operating Officer and President of Homebuilding Operations of K. Hovnanian, Geaton A. DeCesaris, Sr., until January 2001, Director and Chairman Emeritus of the Board of Directors of Washington Homes, and Anthony Hugo DeCesaris, until January 2001, Vice President and Maryland Division President for Washington Homes and, since January 2001, Vice President and Maryland Division President of Hovnanian.

         The following table sets forth as of June 30, 2001, the Class A Common Stock and Class B Common Stock of the Hovnanian beneficially owned by each potential Selling Shareholder. The amount, if any, of Class A Common Stock to be offered by the Selling Shareholders and the amount and percentage of Class A Common Stock to be owned by the Selling Shareholders following such offering will be disclosed in the applicable prospectus supplement.


                                                            Class A Common Stock               Class B Common Stock
                                                           ----------------------             ----------------------
                                                         Amount and                       Amount and
                                                         Nature of                         Nature of
                                                        Beneficial        Percent of      Beneficial         Percent of
                                                      Ownership(1)(2)      Class(3)     Ownership(1)(2)       Class(3)

Kevork S. Hovnanian(4)(6)..........................       5,490,887           26.2%         5,843,837             78.1%
Ara K. Hovnanian(5)................................       1,422,707            6.8%         1,121,596             15.0%
Geaton A. DeCesaris, Jr.(7)(8)(9) .................       1,262,748            6.0%       -----------       -----------
Geaton A. DeCesaris, Sr. (7)(10) ..................         355,860            1.7%       -----------       -----------
A. Hugo DeCesaris(7)(11) ..........................         186,309            0.9%       -----------       -----------
  Total............................................       9,033,834           41.6%         6,965,433             93.1%

---------
(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally attributes ownership to persons who have voting or investment power with respect to the relevant securities. Shares of Common Stock subject to options either currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Class A Common Stock shown as beneficially owned by them.
(2) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for a share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (4) through (11) below.
(3) Based upon the number of shares outstanding plus options for such shareholder.
(4) Includes 167,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power.
(5) Includes 35,217 shares of Class A Common Stock and 89,667 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power.
(6) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the Shares of Class B Common Stock held by the Limited Partnership. Also includes 129,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.
(7) Includes shares held jointly with their respective spouses, in part as follows: Geaton A. DeCesaris, Jr. and Josephine A. DeCesaris 942,530; Geaton A. Decsaris, Sr. and Elizabeth H. DeCesaris 52,394; A. Hugo DeCesaris and Julie P. DeCesaris 147,865.
(8) Includes 51,435 shares of Class A Common Stock held by The DeCesaris Foundation Inc. (the "Foundation"), beneficial ownership of which is disclaimed by Geaton A. DeCesaris, Jr. Geaton A. DeCesaris, Jr.'s wife, Josephine A. DeCesaris, is President of the Foundation and his children make up the board of directors.
(9) Includes 102,870 shares held by The Geaton and Josephine DeCesaris Family Trust, 10,729 shares held by Five Queens, Inc., a subchapter S corporation owned by Geaton A. DeCesaris, Jr.'s children and of which he is the President and 10,286 shares held as custodian for Geaton A. DeCesaris, Jr.'s minor children.
(10)  Includes 303,466 shares held by The DeCesaris Family GRAT trust.
(11)  Includes 34,969 shares held as custodian for family members.

                        DESCRIPTION OF DEBT SECURITIES

          The K. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated debt of K. Hovnanian, will be guaranteed by Hovnanian, may be guaranteed by other subsidiaries of Hovnanian and will be issued:

     o in the case of K. Hovnanian Senior Debt Securities, under a Senior Indenture, the "K. Hovnanian Senior Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement;

     o in the case of K. Hovnanian Senior Subordinated Debt Securities, under a Senior Subordinated Indenture, the "K. Hovnanian Senior Subordinated Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement; and

     o in the case of K. Hovnanian Subordinated Debt Securities, under a Subordinated Indenture, the "K. Hovnanian Subordinated Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement.

The K. Hovnanian Senior Debt Indenture, the K. Hovnanian Senior Subordinated Debt Indenture and the K. Hovnanian Subordinated Debt Indenture are sometimes referred to in this description individually as a "K. Hovnanian Indenture" and collectively as the "K. Hovnanian Indentures".

     The Hovnanian debt securities may be issued either separately, or together with, upon conversion of or in exchange for other securities. The Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated debt of Hovnanian, may be guaranteed by subsidiaries of Hovnanian and will be issued:

     o in the case of Hovnanian Senior Debt Securities, under a Senior Indenture, the "Hovnanian Senior Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement;

     o in the case of Hovnanian Senior Subordinated Debt Securities, under a Senior Subordinated Indenture, the "Hovnanian Senior Subordinated Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement; and

     o in the case of Hovnanian Subordinated Debt Securities, under a Subordinated Indenture, the "Hovnanian Subordinated Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement.

The Hovnanian Senior Debt Indenture, The Hovnanian Senior Subordinated Debt Indenture and the Hovnanian Subordinated Debt Indenture are sometimes referred to in this document individually as a "Hovnanian Indenture" and collectively as the "Hovnanian Indentures". The K. Hovnanian Senior Indenture and the Hovnanian Senior Indenture are sometimes collectively referred to individually as a "Senior Debt Indenture" and collectively as the "Senior Debt Indentures". The K. Hovnanian Senior Subordinated Debt Indenture and the Hovnanian Senior Subordinated Debt Indenture are sometimes referred to individually as a "Senior Subordinated Debt Indenture" and collectively as the "Senior Subordinated Debt Indentures". The K. Hovnanian Subordinated Debt Indenture and the Hovnanian Subordinated Debt Indenture are sometimes referred to individually as a "Subordinated Debt Indenture" and collectively as the "Subordinated Debt Indentures". The K. Hovnanian Indentures and the Hovnanian Indentures are sometimes referred to individually as an "Indenture" and collectively as the "Indentures".

          None of the Indentures limits the amount of debt securities that may be issued thereunder, and the Indentures provide that the debt securities may be issued from time to time in one or more series. The Indentures permit the appointment of a different trustee for each series of debt securities. The Indentures are filed as exhibits to the registration statement, of which this prospectus is a part. The following summaries of selected provisions of the Indentures and the debt securities do not purport to be complete, and, while Hovnanian and K. Hovnanian believe the descriptions of the material provisions of the Indentures and debt securities contained in this prospectus are accurate summaries of those material provisions, these summaries are subject to the detailed provisions of the applicable Indenture to which we refer for a full description of those provisions, including the definition of some terms. Section references in parentheses below are to sections in each Indenture unless otherwise indicated. Wherever particular sections or defined terms of the applicable Indenture are referred to, those sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by the reference. The Indentures are substantially identical, except for provisions relating to Hovnanian's guarantee and to subordination. For purposes of the summaries set forth below, "issuer" shall refer to K. Hovnanian in the case of the K. Hovnanian Debt Securities and the K. Hovnanian Indentures and to Hovnanian in the case of the Hovnanian Debt Securities and the Hovnanian Indentures. Obligors refers to Hovnanian in the case of the Hovnanian Debt Securities and the Hovnanian Indentures, and K. Hovnanian and Hovnanian, as guarantor, the "guarantor", in the case of the K. Hovnanian Debt Securities and the K. Hovnanian Indentures.

Provisions Applicable to Senior, Senior Subordinated and Subordinated Debt Securities

          General. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated obligations of Hovnanian and K. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated obligations of K. Hovnanian, except that, under specified circumstances, K. Hovnanian may be released from these obligations. See "Condition for Release of K. Hovnanian." Except as described in the applicable prospectus supplement, none of the Indentures limits the payment of dividends by or the acquisition of stock of Hovnanian or K. Hovnanian. Except to the extent described in any prospectus supplement, the Indentures do not, and the debt securities will not, contain any covenants or other provisions that are intended to afford holders of the debt securities special protection in the event of either a change of control of Hovnanian or a highly leveraged transaction by Hovnanian.

          We refer to the prospectus supplement for the following terms of and information relating to the debt securities being offered, the "Offered Debt Securities", to the extent these terms are applicable to Offered Debt
Securities:

     o    the title of the Offered Debt Securities;

     o classification as K. Hovnanian Senior Debt Securities, K. Hovnanian Senior Subordinated Debt Securities, K. Hovnanian Subordinated Debt Securities, Hovnanian Senior Debt Securities, Hovnanian Senior Subordinated Debt Securities or Hovnanian Subordinated Debt Securities, aggregate principal amount, purchase price and denomination, and whether the Offered Debt Securities will be guaranteed by the Subsidiary Guarantors of Hovnanian as described under "Description of Guarantees" below;

     o    the date or dates on which the Offered Debt Securities will mature;

     o the method by which amounts payable in respect of principal, premium, if any, or interest, if any, on or upon the redemption of the Offered Debt Securities may be calculated;

     o the interest rate or rates, or the method by which it will be determined, and the date or dates from which the interest, if any, will accrue;

     o    the date or dates on which the interest, if any, will be payable;

     o the place or places where and the manner in which the principal of, premium, if any, and interest, if any, on the Offered Debt Securities will be payable and the place or places where the Offered Debt Securities may be presented for transfer;

     o the right, if any, or obligation, if any, of Hovnanian or K. Hovnanian to redeem, repay or purchase the Offered Debt Securities pursuant to any sinking fund or analogous provisions or at the option of a holder thereof, and the period or periods within which, the price or prices or the method by which such price or prices will be determined, or both at which, the form or method of payment therefor if other than in cash and the terms and conditions upon which the Offered Debt Securities will be redeemed, repaid or purchased pursuant to the obligation;

     o the terms for conversion or exchange, if any, of the Offered Debt Securities;

     o any provision relating to the issuance of the Offered Debt Securities at an original issue discount;

     o if the amounts of payments of principal of, premium, if any, and interest, if any, on the Offered Debt Securities are to be determined with reference to an index, the manner in which those amounts will be determined;

     o    any applicable United States federal income tax consequences;

     o the currency or currencies for which the Offered Debt Securities may be purchased and the currency or currencies in which principal, premium, if any, and interest, if any, may be payable;

     o    the trustee with respect to the series of Offered Debt Securities;
          and

     o any other specific terms of the Offered Debt Securities, including any deleted, modified or additional Events of Default or remedies or additional covenants provided with respect to the Offered Debt Securities, and any terms that may be required by or advisable under applicable laws or regulations.

          Unless otherwise specified in any prospectus supplement, the debt securities will be issuable in registered form and in denominations of $1,000 and any integral multiple thereof, see Section 2.7. No service charge will be made for any transfer or exchange of any debt securities but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge, payable in connection therewith, see Section 2.8.

          Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate may be sold at a discount below their stated principal amount. Special United States federal income tax considerations applicable to discounted debt securities or to some debt securities issued at par that are treated as having been issued at a discount for United States federal income tax purposes will be described in the applicable prospectus supplement.

          In determining whether the holders of the requisite aggregate principal amount of outstanding debt securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under the Indentures, the principal amount of any series of debt securities originally issued at a discount from their stated principal amount that will be deemed to be outstanding for such purposes will be the amount of the principal thereof that would be due and payable as of the date of the determination upon a declaration of acceleration of the maturity thereof.

          Description of Guarantees. Hovnanian will fully and unconditionally guarantee, pursuant to the K. Hovnanian Indentures, the due and prompt payment of the principal of and premium, if any, and interest on the K. Hovnanian Debt Securities when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise. Debt securities of Hovnanian may be guaranteed by, and debt securities of K. Hovnanian may be further guaranteed by, the subsidiaries of Hovnanian, the "subsidiary guarantees", that also guaranty Hovnanian's revolving credit agreement at the time of issuance of the debt securities, the "subsidiary guarantors". Under the terms of Hovnanian's revised revolving credit agreement, dated August 28, 2001, the subsidiary guarantors consist of all of Hovnanian's subsidiaries other than certain subsidiaries formerly engaged in the issuance of collateralized mortgage obligations, Hovnanian's mortgage lending and title subsidiaries, a subsidiary holding and licensing the Hovnanian trade name and certain joint ventures with third-party partners in which Hovnanian's aggregate consolidated investment as of July 31, 2001 was less than $10,000,000. If debt securities are guaranteed by subsidiary guarantors, that guarantee will be set forth in a supplemental indenture.

          Payments with respect to the guarantee of the K. Hovnanian Senior Subordinated Debt Securities and K. Hovnanian Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the guarantor to the same extent and manner that payments with respect to the K. Hovnanian Senior Subordinated Debt Securities and K. Hovnanian Subordinated Debt Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the issuer as described under "Provisions Applicable Solely to Senior Subordinated Debt Securities and Subordinated Debt Securities" below. Likewise, payments with respect to subsidiary guarantees of Senior Subordinated Debt Securities and Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of each such subsidiary guarantor to the same extent and manner that payments with respect to the Senior Subordinated Debt Securities and Subordinated Debt Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the issuer of such debt securities.

          Global Securities. The debt securities of a series may be issued in whole or in part in the form of one or more global securities, the "global securities", that will be deposited with or on behalf of a depositary, "the depositary", identified in the prospectus supplement relating to such series. Global securities may be issued only in fully registered form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual debt securities represented thereby, a global security:

     o    may not be transferred except as a whole; and

     o    may only be transferred

          o    by the depositary for the global security to its nominee,

          o by a nominee of the depositary to the depositary or another nominee of the depositary; or

          o by the depositary or any nominee to a successor depositary or nominee of the successor depositary, see Section 2.8.

          The specific terms of the depositary arrangement with respect to a series of debt securities will be described in the prospectus supplement relating to such series. Hovnanian and K. Hovnanian anticipate that the following provisions generally will apply to all depositary arrangements.

          Upon the issuance of a global security, the depositary for that global security or its nominee will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual debt securities represented by that global security to the accounts of persons that have accounts with such depositary. Those accounts will be designated by the dealers, underwriters or agents with respect to those debt securities or by the issuer if the debt securities are offered and sold directly by the issuer. Ownership of beneficial interests in a global security will be limited to persons that have accounts with the applicable depositary, participants, or persons that may hold interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable depositary or its nominee, with respect to interests of participants, and the records of participants, with respect to interests of persons other than participants. The laws of some states require that certain purchasers of securities take physical delivery of these securities in definitive form. These limits and laws may impair the ability to transfer beneficial interests in a global security.

         As long as the depositary for a global security or its nominee is the registered owner of the global security, the depositary or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities of the series represented by that global security for all purposes under the Indenture governing those debt securities. Except as provided below, owners of beneficial interests in a global security will not be entitled to have any of the individual debt securities of the series represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any of those debt securities in definitive form and will not be considered the owners or holders thereof under the Indenture governing those debt securities.

         Payment of principal of, premium, if any, and interest, if any, on individual debt securities represented by a global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the global security representing the debt securities. Hovnanian and K. Hovnanian expect that the depositary for a series of debt securities or its nominee, upon receipt of any payment of principal, premium, if any, and interest, if any, in respect of a global security representing any of those debt securities, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security for those securities as shown on the records of such depositary or its nominee. Hovnanian and K. Hovnanian also expect that payments by participants to owners of beneficial interests in the global security held through the participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name." These payments will be the responsibility of the participants. Neither Hovnanian, K. Hovnanian, the trustee for such debt securities, any paying agent nor the registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the global security for the debt securities or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

         If the depositary for a series of debt securities is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, the issuer will issue individual debt securities of the applicable series in exchange for the global security representing the applicable series of debt securities. In addition, an issuer may at any time and in its sole discretion, subject to any limitations described in the prospectus supplement relating to such debt securities, determine not to have any debt securities of a series represented by a global security and, in such event, will issue individual debt securities of the applicable series in exchange for the global security representing the applicable series of debt securities. Further, if an issuer so specifies with respect to the debt securities of a series, an owner of a beneficial interest in a global security representing debt securities of that series may, on terms acceptable to the issuer, the trustee and the depositary for the global security, receive individual debt securities of the applicable series in exchange for beneficial interests, subject to any limitations described in the prospectus supplement relating to the debt securities. In this instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual debt securities of the series represented by the applicable global security equal in principal amount to the beneficial interest and to have the debt securities registered in its name. Individual debt securities of the series so issued will be issued in registered form and in denominations, unless otherwise specified in the applicable prospectus supplement relating to that series of debt securities, of $1,000 and integral multiples thereof.

          Events of Default. Unless otherwise specified in the applicable prospectus supplement, an Event of Default is defined under each Indenture with respect to the debt securities of any series issued under the applicable Indenture as being:

     o default in the payment of principal of or premium, if any, with respect to debt securities of the applicable series when due;

     o default in the payment of any installment of interest on any of the debt securities of that series when due, continued for 30 days;

     o default in the payment or satisfaction of any sinking fund or other purchase obligation with respect to debt securities of that series when due;

     o default in the performance of any other covenant of any of the Obligors' applicable to debt securities of that series, continued for 90 days after written notice to the Obligors by the trustee or to the Obligors and the trustee, by the holders of at least 25% in aggregate principal amount of the debt securities of that series then outstanding requiring the same to be remedied; and

     o specified events of bankruptcy, insolvency or reorganization of the issuer, see Section 5.1.

          If any Event of Default shall occur and be continuing, the trustee or the holders of not less than 25% in aggregate principal amount of the debt securities of that series then outstanding, by notice in writing to the Obligors, and to the trustee, if given by the holders, may declare the principal, or, in the case of any series of debt securities originally issued at a discount from their stated principal amount, the portion of the principal amount as may be specified in the terms of that series, of all of the debt securities of that series and the interest, if any, accrued thereon to be due and payable immediately. The declaration described in the preceding sentence may be rescinded by notice in writing to the Obligors and the trustee by holders of a majority in aggregate principal amount of the debt securities of the series then outstanding. This rescission will rescind and annul any declaration made pursuant to the first sentence of this paragraph and its consequences if all defaults under such Indenture are cured or waived, see
Section 5.1.

          Each Indenture provides that no holder of any series of debt securities then outstanding may institute any suit, action or proceeding with respect to, or otherwise attempt to enforce, that Indenture, unless

     o the holder previously gave the trustee written notice of default and of the continuance thereof;

     o the holders of not less than 25% in aggregate principal amount of the applicable series of debt securities then outstanding made written request to the trustee to institute the suit, action or proceeding and offered to the trustee reasonable indemnity as it may require with respect thereto; and

     o the trustee, for 60 days after its receipt of the notice, request and offer of indemnity, neglected or refused to institute any action, suit or proceeding;

Subject to the subordination provisions applicable to the Senior Subordinated Debt Securities and the Subordinated Debt Securities, the right, described in the above bullet points, of any holder of any debt security to receive payment of the principal of, premium, if any, or interest, if any, on that debt security, on or after the respective due dates, or to institute suit for the enforcement of any payment shall not be impaired or affected without the consent of the holder, see Section 5.4.

The holders of a majority in aggregate principal amount of the debt securities of the series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the debt securities of that series, provided that the trustee may decline to follow that direction if the trustee determines that the action or proceeding is unlawful or would involve the trustee in personal liability, see Section 5.7.

          The Obligors are required to furnish annually to the trustee a certificate as to compliance by the Obligors with all conditions and covenants under each Indenture, see Section 4.3.

          Discharge and Defeasance. Unless otherwise specified in the applicable prospectus supplement, the Obligors can discharge or defease their respective obligations with respect to any series of debt securities as described below, see Article Ten.

          The Obligors may discharge all of their obligations, except those described below, to holders of any series of debt securities issued under any Indenture that have not already been delivered to the trustee for cancellation and that have either become due and payable, or are by their terms due and payable within one year or scheduled for redemption within one year, by irrevocably depositing with the trustee cash or U.S. Government Obligations, as defined in the Indenture, or a combination thereof, as trust funds in an amount certified to be sufficient to pay when due the principal of, premium, if any, and interest, if any, on all outstanding debt securities of that series and to make any mandatory sinking fund payments, if any, thereon when due.

          Unless otherwise provided in the applicable prospectus supplement, the Obligors may also elect at any time to defease and be discharged from all of their obligations, except those described below, to holders of any series of debt securities issued under each Indenture, "defeasance", or be released from all of their obligations with respect to specified covenants applicable to any series of debt securities issued under each Indenture, "covenant defeasance", if, among other things:

     o the Obligors irrevocably deposit with the trustee cash or U.S. Government Obligations, or a combination thereof, as trust funds in an amount certified to be sufficient to pay when due the principal of, premium, if any, and interest, if any, on all outstanding debt securities of the applicable series and to make any mandatory sinking fund payments, if any, thereon when due and those funds have been so deposited for 91 days;

     o the deposit will not result in a breach or violation of, or cause a default under, any agreement or instrument to which any of the Obligors is a party or by which it is bound; and

     o the Obligors deliver to the trustee an opinion of counsel to the effect that the holders of the applicable series of debt securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the defeasance or covenant defeasance and that defeasance or covenant defeasance will not otherwise alter the United States federal income tax treatment of the holders' principal of and interest payments, if any, on that series of debt securities.

In the case of defeasance, the opinion must be based on a ruling of the Internal Revenue Service or a change in United States federal income tax law occurring after the date of the Indenture relating to the debt securities of such series, because this result would not occur under current tax law, see
Section 10.1.

          Notwithstanding the foregoing, no discharge, defeasance or covenant defeasance described above will affect the following obligations to, or rights of, the holders of any series of debt securities:

     o rights of registration of transfer and exchange of debt securities of the applicable series;

     o rights of substitution of mutilated, defaced, destroyed, lost or stolen debt securities of the applicable series;

     o rights of holders of debt securities of the applicable series to receive payments of principal thereof, premium, if any; and interest, if any, thereon, upon the original due dates therefore, but not upon acceleration, and to receive mandatory sinking fund payments thereon when due, if any;

     o    rights, obligations, duties and immunities of the trustee;

     o rights of holders of debt securities of a series as beneficiaries with respect to property so deposited with the trustee payable to all or any of them; and

     o obligations of the Obligors to maintain an office or agency in respect of debt securities of the series, see Section 10.1.

          The Obligors may exercise the defeasance option with respect to any series of debt securities notwithstanding the prior exercise of the covenant defeasance option with respect to any series of debt securities. If the Obligors exercise the defeasance option with respect to any series of debt securities, payment of that series of debt securities may not be accelerated because of an Event of Default with respect to that series of debt securities. If the Obligors exercise the covenant defeasance option with respect to any series of debt securities, payment of that series of debt securities may not be accelerated by reason of an Event of Default with respect to the covenants to which such covenant defeasance is applicable. However, if acceleration were to occur by reason of another Event of Default, the realizable value at the acceleration date of the cash and U.S. Government Obligations in the defeasance trust could be less than the principal of, premium, if any, and interest, if any, and any mandatory sinking fund payments, if any, then due on the series of debt securities, in that the required deposit in the defeasance trust is based upon scheduled cash flow rather than market value, which will vary depending upon interest rates and other factors.

          Modification of the Indenture. Each Indenture provides that the Obligors and the trustee may enter into supplemental indentures without the consent of the holders of the debt securities to:

     o evidence the assumption by a successor entity of the obligations of any of the Obligors under that Indenture,

     o add covenants or new events of default for the protection of the holders of the debt securities,

     o    cure any ambiguity or correct any inconsistency in the Indenture;

     o    establish the form and terms of debt securities of any series;

     o    evidence the acceptance of appointment by a successor trustee;

     o    in the case of Senior Debt Securities, secure those debt securities;

     o designate a bank or trust company other than the trustee specified in the applicable prospectus supplement to act as trustee for a series of debt securities;

     o modify the existing covenants and events of default solely in respect of, or add new covenants and events of default that apply solely to, debt securities not yet issued and outstanding on the date of the supplemental indenture;

     o provide for the issuance of debt securities of any series in coupon form and exchangeability of those debt securities for fully registered debt securities;

     o modify, eliminate or add to the provisions of the Indenture as necessary to effect the qualification of the Indenture under the Trust Indenture Act of 1939 and to add provisions expressly permitted by that Act; and

     o modify the provisions to provide for the denomination of debt securities in foreign currencies that will not adversely affect the interests of the holders of the debt securities in any material respect, see Section 8.1.

          Each Indenture also contains provisions permitting the Obligors and the trustee, with the consent of the holders of not less than a majority in aggregate principal amount of debt securities of each series then outstanding and affected, to add any provisions to, or change in any manner or eliminate any of the provisions of, the applicable Indenture or any supplemental indenture or modify in any manner the rights of the holders of the debt securities of that series; provided that the Obligors and the trustee may not, without the consent of the holder of each outstanding debt security affected thereby:

     o extend the stated final maturity of any debt security, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest, if any, thereon, reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the issuer, change the coin or currency in which principal, premium, if any, and interest, if any, are payable, reduce the amount of the principal of any original issue discount security payable upon acceleration or provable in bankruptcy, impair or affect the right to institute suit for the enforcement of any payment or repayment thereof or, if applicable, adversely affect any right of prepayment at the option of the holder or, in the case of
          K. Hovnanian Indentures, make any change adverse to the interests of the holders in the terms and conditions of the guarantee; or

     o reduce the stated percentage in aggregate principal amount of debt securities of any series issued under the Indenture, see Section 8.2.

          Consolidation, Merger, Sale or Conveyance. Except as otherwise provided in the applicable prospectus supplement, the K. Hovnanian Indentures provide that K. Hovnanian or the guarantor may, and the Hovnanian Indentures provide that Hovnanian may, without the consent of the holders of debt securities, consolidate with, merge into or transfer, exchange or dispose of all of its properties to, any other corporation or partnership organized under the laws of the United States, provided that:

     o the successor corporation assumes all obligations of K. Hovnanian or Hovnanian, as the case may be, by supplemental indenture satisfactory in form to the applicable trustee executed and delivered to that trustee, under the Indentures and the debt securities,

     o immediately after giving effect to the consolidation, merger, exchange or other disposition, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, will have occurred and be continuing; and

     o    certain other conditions are met, see Section 9.1.

          Condition for Release of K. Hovnanian. Except as otherwise provided in a prospectus supplement, each K. Hovnanian Indenture provides that K. Hovnanian may be released from its obligations under the K. Hovnanian Indenture and the K. Hovnanian debt securities, without the consent of the holders of the K. Hovnanian debt securities of any series, if Hovnanian or any successor to Hovnanian has assumed the obligations of K. Hovnanian under those
K. Hovnanian Debt Securities. In the event of the release, a taxable sale or exchange of a debt security for a new debt security will be deemed to occur. As a result, a holder of a debt security may recognize gain or loss on the sale or exchange and may be required to include in income different amounts during the remaining term of the debt security than would have been included absent the release.

          Certain Definitions. Except as otherwise provided in a prospectus supplement, the definitions listed below are applicable to the discussions of the Indentures, see Article One.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets included on the most recent consolidated balance sheet of Hovnanian and its Restricted Subsidiaries, less applicable reserves and other properly deductible items and after deducting therefrom all current liabilities and all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all in accordance with generally accepted accounting principles consistently applied.

          "Indebtedness," with respect to any person, means, without duplication:

     o the principal of, premium, if any, and interest, if any, on indebtedness for money borrowed of that person, indebtedness of that person evidenced by bonds, notes, debentures or similar obligations, and any guaranty by that person of any indebtedness for money borrowed or indebtedness evidenced by bonds, notes, debentures or similar obligations of any other person, whether the indebtedness or guaranty is outstanding on the date of the Indenture or is thereafter created, assumed or incurred;

     o obligations of that person for the reimbursement of any Obligor on any letter of credit, banker's acceptance or similar credit transaction;

     o the principal of and premium, if any, and interest, if any, on indebtedness incurred, assumed or guaranteed by that person in connection with the acquisition by it or any of its subsidiaries of any other businesses, properties or other assets;

     o lease obligations of that person capitalized in accordance with Statement of Financial Accounting Standards No. 13 promulgated by the Financial Accounting Standards Board or other generally accepted accounting principles as may be from time to time in effect;

     o any indebtedness of that person representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any balance that constitutes an accrued expense or trade payable and any guaranty, endorsement or other contingent obligation of that person in respect of any indebtedness of another that is outstanding on the date of the Indenture or is thereafter created, assumed or incurred by, that person;

     o obligations of that person under interest rate, commodity or currency swaps, caps, collars, options and similar arrangements; and

     o any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in the above bullet points.

          "Restricted Subsidiary" means any Subsidiary of Hovnanian other than an Unrestricted Subsidiary, and any Subsidiary of Hovnanian that was an Unrestricted Subsidiary but which, subsequent to the date of the Indentures, is designated by the board of directors of Hovnanian to be a Restricted Subsidiary; provided, however, that Hovnanian may not designate any Subsidiary to be a Restricted Subsidiary if Hovnanian would thereby breach any covenant or agreement contained in the Indentures, on the assumptions that any Outstanding Indebtedness of the Subsidiary was incurred at the time of the designation.

          "Subsidiary" of any specified Person means any corporation of which that Person, or that Person and one or more Subsidiaries of that Person, or any one or more Subsidiaries of that Person, directly or indirectly own voting securities entitling any one or more of that Person and its Subsidiaries to elect a majority of the directors, either at all times, or so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

          "Unrestricted Subsidiary" means:

     o any Subsidiary of Hovnanian acquired or organized after the date of the Indentures, provided, however, that this Subsidiary shall not be a successor, directly or indirectly, to any Restricted Subsidiary; and

     o any Subsidiary of Hovnanian substantially all the assets of which consist of stock or other securities of a Subsidiary or Subsidiaries of the character described in clause the above bullet point, unless and until that Subsidiary is designated to be a Restricted Subsidiary.

Provisions Applicable Solely to Senior Debt Securities

          General. Senior Debt Securities will be issued under a Senior Debt Indenture and will rank pari passu with all other unsecured and unsubordinated debt of the issuer of such Senior Debt Securities. At July 31, 2001, Hovnanian had an aggregate of $99,747,000 of Indebtedness outstanding, which would be subordinated to Senior Debt Securities.

          Limitations on Liens. The Senior Debt Indentures provide that, so long as any Senior Debt Securities are outstanding, Hovnanian will not, and will not permit any Restricted Subsidiary to, pledge, mortgage, hypothecate or grant a security interest in, or permit any mortgage, pledge, security interest or other lien upon, any property or assets owned by Hovnanian or any Restricted Subsidiary to secure any Indebtedness, without making effective provision whereby outstanding Senior Debt Securities will be equally and ratably secured.

          Under the terms of the Senior Debt Indentures, the limitation described above does not apply to:

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets created at the time of the acquisition of such property or assets by Hovnanian or any Restricted Subsidiary or within one year after that time to secure all or a portion of the purchase price for the property or assets;

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets existing thereon at the time of the acquisition thereof by Hovnanian or any Restricted Subsidiary, whether or not the obligations secured thereby are assumed by Hovnanian or any Restricted Subsidiary;

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets, whenever acquired, of any corporation or other entity that becomes a Restricted Subsidiary after the date of the Senior Debt Indenture, provided that

          1) the instrument creating the mortgage, pledge, security interest, lien or encumbrance was in effect prior to the time the corporation or other entity becomes a Restricted Subsidiary, and

          2) the mortgage, pledge, security interest, lien or encumbrance will only apply to properties or assets owned by the corporation or other entity at the time it becomes a Restricted Subsidiary or thereafter acquired by it from sources other than Hovnanian or another Restricted Subsidiary;

     o any mortgage, pledge, security interest, lien or encumbrance in favor of Hovnanian or any wholly-owned Subsidiary of Hovnanian;

     o any mortgage, pledge, security interest, lien or encumbrance created or assumed by Hovnanian or a Restricted Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of the security pursuant to the Internal Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by Hovnanian or a Subsidiary;

     o any extension, renewal or refunding of any mortgage, pledge, security interest, lien or encumbrance described in the bullet points above on substantially the same property or assets theretofore subject thereto;

     o any mortgage, pledge, security interest, lien or encumbrance securing any Indebtedness in an amount which, together with all other Indebtedness secured by a mortgage, pledge, security interest, lien or encumbrance that is not otherwise permitted by the foregoing provisions, does not at the time of the incurrence of the Indebtedness so secured exceed 20% of Consolidated Net Tangible Assets;

     o deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business;

     o mechanics', materialmen's, warehousemen's, carriers' or other like liens arising in the ordinary course of business securing obligations that are not overdue for a period longer than 30 days or that are being contested in good faith by appropriate proceedings;

     o liens for taxes, assessments or other governmental charges not yet payable or being contested in good faith and as to which adequate reserves will have been established in accordance with generally accepted accounting principles;

     o non-recourse mortgages on Income Producing Properties securing Indebtedness;

     o liens on assets of a Mortgage Subsidiary to secure only a Warehouse Line of Credit provided to that Subsidiary;

     o easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; or

     o liens in connection with capital leases or sale leaseback transactions not securing any other indebtedness.

For the purpose of this "Limitation on Liens" provision, "security interest" will include the interest of the lessor under a lease with a term of three years or more that should be, in accordance with generally accepted accounting principles, recorded as a capital lease and any lease of property or assets not acquired from Hovnanian or any Restricted Subsidiary in contemplation of that lease will be treated as though the lessee had purchased the property or assets from the lessor, see Section 3.6 of the Senior Debt Indentures.

Provisions Applicable Solely to Senior Subordinated Debt Securities and Subordinated Debt Securities

         Subordination. The Subordinated Debt Securities will be subordinate and junior in right of payment, to the extent described in the Subordinated Debt Indentures, to all Senior Indebtedness. The Senior Subordinated Debt Securities will be subordinate and junior in right of payment, to the extent described in the Senior Subordinated Debt Indentures, to all Senior Indebtedness of the Obligor. The Senior Subordinated Debt Securities will rank senior to all existing and future Indebtedness of the Obligor that is neither Senior Indebtedness of the Obligor nor Senior Subordinated Indebtedness and only Indebtedness of the Obligor that is Senior Indebtedness of the Obligor will rank senior to the Senior Subordinated Debt Securities in accordance with the subordination provisions of the Senior Subordinated Debt Indentures.

          "Senior Indebtedness" of the Obligor is defined in the Subordinated Debt Indentures and the Senior Subordinated Debt Indentures as Indebtedness of the Obligor outstanding at any time, other than the Indebtedness evidenced by the debt securities of any series, except:

     o any Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that the Indebtedness is not senior or prior in right of payment to the debt securities or is pari passu or subordinate by its terms in right of payment to the debt securities;

     o    renewals, extensions and modifications of any such Indebtedness;

     o any Indebtedness of the Obligor to a wholly-owned Subsidiary of the Obligor;

     o interest accruing after the filing of a petition initiating certain events of bankruptcy or insolvency unless that interest is an allowed claim enforceable against the Obligor in a proceeding under federal or state bankruptcy laws; and

     o    trade payables.

          "Senior Subordinated Indebtedness" is defined in the Hovnanian Senior Subordinated Debt Indenture as the Hovnanian Senior Subordinated Debt Securities and any other Indebtedness of Hovnanian that ranks pari passu with the Hovnanian Senior Subordinated Debt Securities. Any Indebtedness of Hovnanian that is subordinate or junior by its terms in right of payment to any other Indebtedness of Hovnanian will be subordinate to Senior Subordinated Indebtedness of Hovnanian unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that this Indebtedness is to rank pari passu with other Senior Subordinated Indebtedness of Hovnanian and is not subordinated by its terms to any Indebtedness of Hovnanian that is not Senior Indebtedness of Hovnanian.

          "Senior Subordinated Indebtedness" is defined in the K. Hovnanian Senior Subordinated Debt Indenture as the K. Hovnanian Senior Subordinated Debt Securities, the guarantee and any other Indebtedness of K. Hovnanian or the guarantor that ranks pari passu with the K. Hovnanian Senior Subordinated Debt Securities. Any Indebtedness of K. Hovnanian or the guarantor that is subordinate or junior by its terms in right of payment to any other Indebtedness of K. Hovnanian or the guarantor will be subordinate to Senior Subordinated Indebtedness unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that such Indebtedness will rank pari passu with other Senior Subordinated Indebtedness and is not subordinated by its terms to any Indebtedness of K. Hovnanian or the guarantor, which is not Senior Indebtedness of K. Hovnanian or Senior Indebtedness of the gurantor.

          "Subordinated Indebtedness" of the Obligors means the Senior Subordinated Debt Securities, the guarantees, any other Senior Subordinated Indebtedness of that Obligor and any other Indebtedness that is subordinate or junior in right of payment to Senior Indebtedness of that Obligor.

          If:

     o the Obligor should default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Indebtedness of the Obligor when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise or

     o any other default with respect to Senior Indebtedness of the Obligor occurs and the maturity of the Senior Indebtedness has been accelerated in accordance with its terms, then, upon written notice of the default to the Obligor by the holders of the Senior Indebtedness or any trustee therefor, unless and until the default is cured or waived or has ceased to exist or the acceleration has been rescinded, no direct or indirect payment, in cash, property or securities, by set-off or otherwise, will be made or agreed to be made for principal of, premium, if any, or interest, if any, on any of the Senior Subordinated Debt Securities or the Subordinated Debt Securities, or in respect of any redemption, retirement, purchase or other acquisition of the Senior Subordinated Debt Securities or the Subordinated Debt

          Securities other than those made in capital stock of Hovnanian, or cash in lieu of fractional shares thereof, see Sections 13.1 and
          13.4 of the Senior Subordinated Debt Indentures and Sections 13.1 and 13.4 of the Subordinated Debt Indentures.

          If any default, other than a default described in the bullet points directly above, occurs under the Senior Indebtedness of the Obligor, pursuant to which the maturity thereof may be accelerated immediately or the expiration of any applicable grace periods occurs, a "Senior Nonmonetary Default", then, upon the receipt by the Obligor and the trustee of written notice thereof, a "payment notice", from or on behalf of holders of 25% or more of the aggregate principal amount of Senior Indebtedness specifying an election to prohibit the payment and other action by the Obligor in accordance with the following provisions of this paragraph, the Obligor may not make any payment or take any other action that would be prohibited by the bullet points directly above during the period, the "payment blockage period" commencing on the date of receipt of the payment notice and ending on the earlier of

     o the date, if any, on which the holders of such Senior Indebtedness or their representative notify the trustee that the Senior Nonmonetary Default is cured, waived or ceases to exist or the Senior Indebtedness to which the Senior Nonmonetary Default relates is discharged or

     o    the 179th day after the date of receipt of the payment notice.

Notwithstanding the provisions described in the immediately preceding bullet points, the Obligor may resume payments on the Senior Subordinated Debt Securities and the Subordinated Debt Securities after the payment blockage period.

          If

     o without the consent of the Obligor a receiver, conservator, liquidator or trustee of the Obligor or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and the decree or order remains in effect for more than 60 days, the Obligor is adjudicated bankrupt or insolvent, any of its property is sequestered by court order and that order remains in effect for more than 60 days, or a petition is filed against the Obligor under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction whether now or hereafter in effect, and is not dismissed within 60 days after such filing;

     o    the Obligor:

          o commences a voluntary case or other proceeding seeking liquidation, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other relief with respect to itself or its debt or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

          o consents to any such relief or to the appointment of or taking possession by any of the above officials in an involuntary case or other proceeding commenced against it;

          o fails generally to, or cannot, pay its debts generally as they become due;

          o takes any corporate action to authorize or effect any of the foregoing; or

     o any Subsidiary of the Obligor takes, suffers or permits to exist any of the events or conditions referred to in any of the above bullet points,

then all Senior Indebtedness of the Obligor, including any interest thereon accruing after the commencement of any proceedings, will first be paid in full before any payment or distribution, whether in cash, securities or other property, is made by the Obligor to any holder of Senior Subordinated Debt Securities or Subordinated Debt Securities on account of the principal of, premium, if any, or interest, if any, on the Senior Subordinated Debt Securities or Subordinated Debt Securities, as the case may be.

         Any payment or distribution, whether in cash, securities or other property, other than securities of the Obligor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the indebtedness evidenced by the Senior Subordinated Debt Securities or the Subordinated Debt Securities, to the payment of all Senior Indebtedness of the Obligor then outstanding and to any securities issued in respect thereof under a plan of reorganization or readjustment, that would otherwise, but for the subordination provisions, be payable or deliverable in respect of the Senior Subordinated Debt Securities or the Subordinated Debt Securities of any series will be paid or delivered directly to the holders of Senior Indebtedness of the Obligor in accordance with the priorities then existing among such holders until all Senior Indebtedness of the Obligor, including any interest thereon accruing after the commencement of proceedings, has been paid in full. In the event of any proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Obligor, the holders of Senior Subordinated Debt Securities, together with the holders of any obligations of the Obligor ranking on a parity with the Senior Subordinated Debt Securities, will be entitled to be repaid from the remaining assets of the Obligor the amounts at that time due and owing on account of unpaid principal of, premium, if any, or interest, if any, on the Senior Subordinated Debt Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or obligations of the Obligor ranking junior to the Senior Subordinated Debt Securities, including the Subordinated Debt Securities, and such other obligations, see Section 13.1 of the Senior Subordinated Debt Indentures and
Section 13.1 of the Subordinated Debt Indentures.

         If any payment or distribution of any character, whether in cash, securities or other property, other than securities of the Obligor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the Senior Subordinated Debt Securities or the Subordinated Debt Securities, to the payment of all Senior Indebtedness of the Obligor then outstanding and to any securities issued in respect thereof under the plan of reorganization or readjustment, will be received by the trustee, or any holder of any Senior Subordinated Debt Securities or Subordinated Debt Securities in contravention of any of the terms of the Senior Subordinated Debt Indenture or the Subordinated Debt Indenture, as the case may be, such payment or distribution of securities will be received in trust for the benefit of, and will be paid over or delivered and transferred to, the holders of the Senior Indebtedness of the Obligor then outstanding in accordance with the priorities then existing among the holders for application to the payment of all Senior Indebtedness of the Obligor remaining unpaid to the extent necessary to pay all the Senior Indebtedness of the Obligor in full, see Section 13.1 of the Senior Subordinated Debt Indentures and Section 13.1 of the Subordinated Debt Indentures.

         By reason of the subordination, in the event of the insolvency of the Obligor, holders of Senior Indebtedness of the Obligor may receive more, ratably, than holders of the Senior Subordinated Debt Securities or Subordinated Debt Securities of the Obligor. Subordination will not prevent the occurrence of any Event of Default, as defined in the Indentures, or limit the right of acceleration in respect of the Senior Subordinated Debt Securities or Subordinated Debt Securities.

Concerning the Trustee

         Information concerning the trustee for a series of debt securities will be set forth in the prospectus supplement relating to that series of debt securities. Any of the trustees under the Indentures may make loans to Hovnanian or K. Hovnanian in the normal course of business.

                         DESCRIPTION OF CAPITAL STOCK

         The authorized capital stock of Hovnanian is 100,100,000 shares consisting of 87,000,000 shares of Class A Common Stock, par value $.01 per share, 13,000,000 shares of Class B Common Stock, par value $.01 per share, the "Class B Common Stock", and 100,000 shares of Preferred Stock, par value $.01 per share, the "Preferred Stock", in the series and with the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed from time to time by the board of directors for each series. The following summary description of certain provisions of Hovnanian's Restated Certificate of Incorporation, the "Certificate of Incorporation", and By-laws does not purport to be complete and is qualified in its entirety by reference to those provisions.

Common Stock

         As of September 7, 2001, 20,239,324 shares of Class A Common Stock and 7,483,926 shares of Class B Common Stock were issued and outstanding. The Class A Common Stock is traded on the New York Stock Exchange. There is no established public trading market for the Class B Common Stock. In order to trade Class B Common Stock, the shares must be converted into Class A Common Stock on a one-for-one basis. Any offering of common stock made hereby will consist only of Class A Common Stock. The outstanding Class A Common Stock is, and any Class A Common Stock offered pursuant to this prospectus and any prospectus supplement when issued and paid for will be, fully paid and non-assessable.

         Dividends. Dividends on the Class A Common Stock will be paid if, when and as determined by the board of directors of Hovnanian out of funds legally available for this purpose. Some debt instruments to which Hovnanian is a party contain restrictions on the payment of cash dividends. Under the terms of Hovnanian's revised credit facility, dated August 28, 2001, approximately $22,666,000 of retained earnings would have been free of restrictions on the payment of cash dividends at July 31, 2001. The amount of any regular cash dividend payable on a share of Class A Common Stock will be an amount equal to 110% of the corresponding regular cash dividend payable on a share of Class B Common Stock. Hovnanian has never paid dividends nor does it currently intend to pay dividends.

         Voting Rights. Holders of Class A Common Stock are entitled to one vote for each share held by them on all matters presented to shareholders. Holders of Class B Common Stock are entitled to ten votes per share.

         Liquidation Rights. After satisfaction of the preferential liquidation rights of any Preferred Stock, the holders of the Class A Common Stock and Class B Common Stock are entitled to share ratably as a single class in the distribution of all remaining net assets.

         Preemptive and Other Rights. The holders of Class A Common Stock do not have preemptive rights as to additional issues of common stock or conversion rights. The shares of Class A Common Stock are not subject to redemption or to any further calls or assessments and are not entitled to the benefit of any sinking fund provisions. The rights, preferences and privileges of holders of Class A Common Stock are subject to, and may be adversely affected by, the rights of the holder of shares of any series of Preferred Stock that Hovnanian may designate and issue in the future.

Preferred Stock

         The Certificate of Incorporation authorizes the Board of Directors to issue from time to time up to 100,000 shares of Preferred Stock, in one or more series, and with the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed from time to time by the board of directors for each series. No shares of Preferred Stock have been issued and Hovnanian has no present plans to issue any shares of Preferred Stock. The Preferred Stock, however, could be used by Hovnanian's board of directors without further action by Hovnanian's stockholders as an anti-takeover device.

       DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

          Hovnanian may issue Stock Purchase Contracts representing contracts obligating holders to purchase from Hovnanian and Hovnanian to sell to the holders a specified number of shares of Class A Common Stock or Preferred Stock at a future date or dates. The price per share of Class A Common Stock or Preferred Stock may be fixed at the time the Stock Purchase Contracts are issued or may be determined by reference to a specific formula set forth in the Stock Purchase Contracts.

          The Stock Purchase Contracts may be issued separately or as a part of units, often known as Stock Purchase Units, consisting of a Stock Purchase Contract and either

     o    debt securities, or

     o debt obligations of third parties, including U.S. Treasury securities,

securing the holder's obligations to purchase the Class A Common Stock or Preferred Stock under the Stock Purchase Contracts. The Stock Purchase Contracts may require us to make periodic payments to the holders of the Stock Purchase Units or vice versa, and such payments may be unsecured or prefunded on some basis. The Stock Purchase Contracts may require holders to secure their obligations in a specified manner and in certain circumstances we may deliver newly issued prepaid Stock Purchase Contracts, often known as prepaid securities, upon release to a holder of any collateral securing each holder's obligations under the original Stock Purchase Contract.

          The applicable prospectus supplement will describe the terms of any Stock Purchase Contracts or Stock Purchase Units and, if applicable, prepaid securities. The description in the prospectus supplement will not contain all of the information that you may find useful. For more information, you should review the Stock Purchase Contracts, the collateral arrangements and depositary arrangements, if applicable, relating to such Stock Purchase Contracts or Stock Purchase Units and, if applicable, the prepaid securities and the document pursuant to which the prepaid securities will be issued, which will be filed with the SEC promptly after the offering of such Stock Purchase Contracts or Stock Purchase Units and, if applicable, prepaid securities.

                            DESCRIPTION OF WARRANTS

          Hovnanian may issue warrants, including warrants to purchase Class A Common Stock or Preferred Stock and warrants to purchase Hovnanian debt securities. K. Hovnanian may issue warrants to purchase K. Hovnanian Debt Securities. All obligations of K. Hovnanian under the K. Hovnanian warrants will be fully and unconditionally guaranteed by Hovnanian. Warrants may be issued independently of or together with any other securities and may be attached to or separate from such securities. Obligations of Hovnanian and K. Hovnanian under the warrants may be guaranteed by the subsidiary guarantors. Each series of warrants will be issued under a separate warrant agreement, each a "warrant agreement" to be entered into between Hovnanian and/or K. Hovnanian and a warrant agent, the "warrant agent". The warrant agent will act solely as an agent of Hovnanian and/or K. Hovnanian in connection with the warrants of that series and will not assume any obligation or relationship of agency or trust for or with holders or beneficial owners of warrants. The following describes some general terms and provisions of the warrants offered hereby. Further terms of the warrants and the applicable warrant agreement will be described in the applicable prospectus supplement.

          The applicable prospectus supplement will describe the following terms, where applicable, of the warrants in respect of which this prospectus is being delivered:

     o    the title of the warrants;

     o    the aggregate number of the warrants;

     o    the price or prices at which the warrants will be issued;

     o the designation, aggregate principal amount and terms of the securities purchasable upon exercise of the warrants;

     o the designation and terms of the securities with which the warrants are issued and the number of the warrants issued with each such security;

     o if applicable, the date on and after which the warrants and the related securities will be separately transferable;

     o the price at which the securities purchasable upon exercise of the warrants may be purchased;

     o the date on which the right to exercise the warrants will commence and the date on which the right will expire;

     o the minimum or maximum amount of the warrants that may be exercised at any one time;

     o    information with respect to book-entry procedures, if any;

     o a discussion of certain United States Federal income tax considerations; and

     o any other terms of the warrants, including terms, procedures and limitations relating to the exercise of the warrants.

                             PLAN OF DISTRIBUTION

         Hovnanian, K. Hovnanian and the selling shareholders may sell the securities to or through underwriters or dealers, and also may sell the offered securities directly to one or more other purchasers or through agents. The applicable prospectus supplement will list the names of any underwriters or agents involved in the sale of the offered securities and any applicable commissions or discounts.

         Underwriters, dealers or agents may offer and sell the offered securities at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices. In connection with the sale of the securities, underwriters or agents may be deemed to have received compensation from Hovnanian, K. Hovnanian or the selling shareholders in the form of underwriting discounts or commissions and may also receive commissions from purchasers of the securities for whom they may act as agent. Underwriters or agents may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

         The Preferred Stock, debt securities and warrants, when first issued, will have no established trading market. Any underwriters or agents to or through whom offered securities are sold by Hovnanian or K. Hovnanian for public offering and sale may make a market in such offered securities, but the underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for any offered securities.

         Any underwriters, dealers or agents participating in the distribution of the offered securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities may be deemed to be underwriting discounts and commissions under the Securities Act. Underwriters, dealers or agents may be entitled, under agreements entered into with Hovnanian, K. Hovnanian or the selling shareholders, to indemnification against or contribution toward certain civil liabilities, including liabilities under the Securities Act.

         If so indicated in the prospectus supplement, Hovnanian, K. Hovnanian or the selling shareholders will authorize underwriters or other persons acting as its agents to solicit offers by certain institutions to purchase securities from it pursuant to contracts providing for payment and delivery on a future date. Institutions with which contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases will be subject to the condition that the purchase of the securities will not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and agents will not have any responsibility in respect of the validity or performance of such contracts.

                                 LEGAL MATTERS

         Certain legal matters with respect to the validity of the offered securities will be passed upon for Hovnanian and K. Hovnanian by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett will rely, as to matters of New Jersey law, on the opinion of Peter S. Reinhart, Esq., Senior Vice-President and General Counsel for Hovnanian and K. Hovnanian. Certain legal matters in connection with the offered securities may also be passed upon for any agents or underwriters by counsel specified in the prospectus supplement.

                                    EXPERTS

         The consolidated financial statements of Hovnanian Enterprises, Inc. appearing in the Hovnanian Annual Report (Form 10-K) for the year ended October 31, 2000, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The estimated expenses payable by Hovnanian in connection with the offering described in this registration statement are as follows:

                                                                    Total(a)

Registration Fee............................................         $75,000
Legal fees and expenses.....................................         200,000
Blue Sky fees and expenses..................................          15,000
Accounting fees and expenses................................          15,000
Printing and duplicating expenses...........................         300,000
Miscellaneous expenses......................................          15,000
  Total.....................................................        $620,000
                                                                    ========
---------

(a)   All figures, except the SEC registration fee, are estimates.

Item 15. Indemnification of Directors and Officers.

         Hovnanian is a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 102(b)(7) of the General Corporation Law of the State of Delaware enables a corporation in its certificate of incorporation or an amendment thereto validly approved by stockholders to limit or eliminate the personal liability of the members of its board of directors for violations of the directors' fiduciary duty of care.

         Article EIGHTH of Hovnanian's Restated Certificate of Incorporation contains the following provisions with respect to indemnification:

              No director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date on which this Article becomes effective. Any repeal or modification of this Article Eighth shall not adversely affect any right or protection of a director of the Company existing hereunder with respect to any act or omission occurring prior to the time of such repeal or modification.

         Hovnanian maintains a liability insurance policy providing coverage for its directors and officers in an amount up to an aggregate limit of $10,000,000 for any single occurrence.

         K. Hovnanian is a New Jersey corporation. Subsection 2 of Title 14A,
Section 3-5 of the New Jersey Statutes grants any corporation organized for any purpose under any general or special law of New Jersey the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not by itself create a presumption that the corporate agent did not meet such applicable standards of conduct. Section 3 of Title 14A, Section 3-5 of the New Jersey Statutes grants any corporation organized under any general or special law of New Jersey the power to indemnify a director, officer, employee or agent of a corporation against his expenses in connection with any proceeding by or in the right of the corporation, which involves him by reason of his having been a corporate agent, if he acted in good faith and in a manner he reasonably believed be in or not opposed to the best interests of the corporation. However, no indemnification shall be provided in respect of any claim, issue or matter in which the corporate agent shall be adjudged to be liable to the corporation, unless and only to the extent that the Superior Court or the court in which the proceeding was brought determines, upon application, that despite the adjudication of liability, but in view of all circumstances of the case, the corporate agent is fairly and reasonably entitled to indemnity for expenses deemed proper by the Superior Court or such other court. Corporations organized for any purpose under any general or special law of New Jersey shall indemnify a corporate agent against expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to in subsections 2 and 3 of Title 14A, Section 3-5.

         Subsection 4 provides that any indemnification under these subsections, unless ordered by a court under subsection 3, may be made by the corporation only as authorized in a specific case upon a determination that indemnification is proper in the circumstances because the corporate agent met the applicable standard of (a) good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and
(b) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Subsection 5 provides that unless provided for in the certificate of incorporation or bylaws, such determination shall be made (a) by the board of directors or a committee thereof, acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or (b) if such quorum is not obtainable, or even if obtainable and such quorum directs, by written opinion of independent legal counsel designated by the board of directors; or (c) by the shareholders if the certificate of incorporation or bylaws or a resolution of the board of directors or of the shareholders so directs. Subsection 7 provides that if a corporation on application by a corporate agent fails or refuses to provide indemnification as required or permitted by this section, a corporate agent may apply to a court for an award of indemnification by the corporation. This section does not exclude any other rights to which a corporate agent may be entitled under a certificate of incorporation, bylaw, agreement, vote of shareholders, or otherwise; provided that no indemnification is made if a final adjudication adverse to the corporate agent establishes that his acts or omissions (a) were in breach of his duty of loyalty to the corporation or its shareholders, as defined under New Jersey law, (b) were not in good faith or involved a knowing violation of law or (c) resulted in receipt by the corporate agent of an improper personal benefit.

         Except as required by subsection 4, no indemnification shall be made or expenses advanced by a corporation or shall be ordered by a court if such action would be inconsistent with a provision of the certificate of incorporation, a bylaw, a resolution of the board of directors or of the shareholders, an agreement or other proper corporate action in effect at the time of the accrual of the alleged cause of action asserted in the proceeding, which prohibits, limits or otherwise conditions the exercise of indemnification powers by the corporation or the rights to which a corporate agent may be entitled.

Item 16. Exhibits.

         See Exhibit Index.

Item 17. Undertakings.

         The undersigned Registrants hereby undertake:

         (1) To file, during any period in which offers or sales are being made, a post effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the from of prospectus filed with the Commission pursuant to Rule 462(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the Hovnanian annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions set forth in response to Item 15, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on September 25, 2001.

                                   Hovnanian Enterprises, Inc.



                                   By: /s/ J. Larry Sorsby
                                       --------------------------
                                         J. Larry Sorsby
                                         Executive Vice President
                                         Chief Financial Officer


                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to Registration Statements Nos. 333-75939 and 333-51991, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on September 25, 2001.

           Signature                                     Title
           ---------                                     -----
*/s/ Kevork S. Hovnanian                        Chairman of the Board
-----------------------------------
Kevork S. Hovnanian


*/s/ Ara K. Hovnanian                     President, Chief Executive Officer
-----------------------------------                   and Director
Ara K. Hovnanian


*/s/ Paul W. Buchanan                      Senior Vice President--Corporate
-----------------------------------             Controller and Director
Paul W. Buchanan


*/s/ Geaton A. DeCesaris, Jr            President of Homebuilding Operations
-----------------------------------          and Chief Operating Officer
Geaton A. DeCesaris, Jr.                             and Director


*/s/ Arthur M. Greenbaum                                Director
-----------------------------------
Arthur M. Greenbaum

*/s/ Desmond P. McDonald                                Director
-----------------------------------
Desmond P. McDonald


*/s/ Peter S. Reinhart                           Senior Vice-President,
-----------------------------------     General Counsel/Secretary and Director
Peter S. Reinhart


/s/ John J. Robbins                                     Director
-----------------------------------
John J. Robbins


*/s/ J. Larry Sorsby                             Executive Vice President,
-----------------------------------              Chief Financial Officer
J. Larry Sorsby                                        and Director


*/s/ Stephen D. Weinroth                                Director
-----------------------------------
Stephen D. Weinroth


*By:  /s/ J. Larry Sorsby
      -----------------------------
J. Larry Sorsby, Attorney-In-Fact

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, K. Hovnanian certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on September 25, 2001.

                                   K. HOVNANIAN ENTERPRISES, INC.

                                   By: /s/ J. Larry Sorsby
                                       ------------------------------
                                       J. Larry Sorsby


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 25, 2001.

         Signature                                        Title
         ---------                                        -----
*/s/ Kevork S. Hovnanian                         Chairman of the Board
-----------------------------------
Kevork S. Hovnanian


*/s/ Ara K. Hovnanian                         President, Chief Executive
-----------------------------------               Officer and Director
Ara K. Hovnanian


*/s/ Paul W. Buchanan                      Senior Vice President--Corporate
-----------------------------------             Controller and Director
Paul W. Buchanan


*/s/ Geaton A. DeCesaris, Jr            President of Homebuilding Operations
-----------------------------------   and Chief Operating Officer and Director
Geaton A. DeCesaris, Jr.


*/s/ Peter S. Reinhart                          Senior Vice-President,
-----------------------------------     General Counsel/Secretary and Director
Peter S. Reinhart


*/s/ J. Larry Sorsby                           Executive Vice President,
-----------------------------------            Chief Financial Officer
J. Larry Sorsby                                      and Director


*By:  /s/ J. Larry Sorsby
      -----------------------------
J. Larry Sorsby, Attorney-In-Fact

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, each of the Registrants, as listed on the attached Schedule of Subsidiary Registrants, has duly caused this Registration Statement to be signed on its behalf by the undersigned, in his capacity as set forth on the attached Schedule of Subsidiary Registrants, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on September 25, 2001

                                   REGISTRANTS (as listed on the attached
                                   Schedule of Subsidiary Registrants)
                                   By:/s/ J. Larry Sorsby
                                      -----------------------------------------
                                   J. Larry Sorsby

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following person on the date and in the capacities indicated on September 25, 2001.

           Signature                                      Title
           ---------                                      -----
*/s/ Kevork S. Hovnanian                         Chairman of the Board
-----------------------------------
Kevork S. Hovnanian


*/s/ Ara K. Hovnanian                          Vice Chairman of the Board
-----------------------------------
Ara K. Hovnanian


*/s/ Paul W. Buchanan                      Senior Vice President--Corporate
-----------------------------------              Controller and Director
Paul W. Buchanan


*/s/ Geaton A. DeCesaris, Jr            President of Homebuilding Operations
-----------------------------------   and Chief Operating Officer and Director
Geaton A. DeCesaris, Jr.


*/s/ Peter S. Reinhart                           Senior Vice-President,
-----------------------------------      General Counsel/Secretary and Director
Peter S. Reinhart


*/s/ J. Larry Sorsby                            Executive Vice President,
-----------------------------------              Chief Financial Officer
J. Larry Sorsby                                       and Director



*By:  /s/ J. Larry Sorsby
      -----------------------------
J. Larry Sorsby, Attorney-In-Fact

SCHEDULE OF SUBSIDIARY REGISTRANTS


             Exact Name of Registrant As Specified In Its Charter


All Seasons, Inc.


Arrow Properties, Inc.


Ballantrae Development Corp.


Ballantrae Home Sales, Inc.


Ballantrae Marina, Inc.


Condominium Community (Bowie New Town), Inc.


Condominium Community (Largo Town), Inc.


Condominium Community (Park Place), Inc.


Condominium Community (Quail Run), Inc.


Condominium Community (Truman Drive), Inc.


Consultants Corporation


Designed Contracts, Inc.


Dryer Associates, Inc.


Eastern National Title Insurance Agency, Inc.


Eastern Title Agency, Inc.


EXC, Inc.


Fortis Finance, Inc.


Fortis Homes, Inc.


Fortis Title, Inc.


Founders Title Agency, Inc.


Governor's Abstract Co., Inc.


Hexter Fair Land Title Company I Inc.


Homebuyer's Mortgage, Inc.


Housing-Home Sales, Inc.


Hovnanian at Tarpon Lakes I, Inc.


Hovnanian Developments of Florida, Inc.


Hovnanian Financial Services I, Inc.


Hovnanian Financial Services II, Inc.


Hovnanian Financial Services III, Inc.


Hovnanian Financial Services IV, Inc.


Hovnanian Pennsylvania, Inc.


Hovnanian Properties of Atlantic County, Inc.


Jersey City Danforth CSO, Inc.


K. Hov International, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian Acquisitions, Inc.


K. Hovnanian at Ashburn Village, Inc.


K. Hovnanian at Atlantic City, Inc.


K. Hovnanian at Estates, Inc.


K. Hovnanian at Barrington, Inc.


K. Hovnanian at Bedminster II, Inc.


K. Hovnanian at Bedminster, Inc.


K. Hovnanian at Belmont, Inc.


K. Hovnanian at Bernards II, Inc.


K. Hovnanian at Bernards III, Inc.


K. Hovnanian at Bernards IV, Inc.


K. Hovnanian at Branchburg I, Inc.


K. Hovnanian at Branchburg II, Inc.


K. Hovnanian at Branchburg III, Inc.


K. Hovnanian at Bridgeport, Inc.


K. Hovnanian at Bridgewater II, Inc.


K. Hovnanian at Bridgewater IV, Inc.


K. Hovnanian at Bridgewater V, Inc.


K. Hovnanian at Bridgewater VI, Inc.


K. Hovnanian at Bull Run, Inc.


K. Hovnanian at Burlington III, Inc.


K. Hovnanian at Burlington, Inc.


K. Hovnanian at Calabria, Inc.


K. Hovnanian at Cameron Chase, Inc.


K. Hovnanian at Carmel Del Mar, Inc.


K. Hovnanian at Carolina Country Club I, Inc.


K. Hovnanian at Carolina Country Club II, Inc.


K. Hovnanian at Carolina Country Club III, Inc.


K. Hovnanian at Castile, Inc.


K. Hovnanian at Cedar Grove I, Inc.


K. Hovnanian at Cedar Grove II, Inc.


K. Hovnanian at Chaparral, Inc.


K. Hovnanian at Clarkstown, Inc.


K. Hovnanian at Coconut Creek, Inc.


K. Hovnanian at Crestline, Inc.


K. Hovnanian at Crystal Springs, Inc.


K. Hovnanian at Dominguez, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Dominion Ridge, Inc.


K. Hovnanian at East Brunswick V, Inc.


K. Hovnanian at East Brunswick VI, Inc.


K. Hovnanian at East Brunswick VIII, Inc.


K. Hovnanian at East Whiteland I, Inc.


K. Hovnanian at Exeter Hills, Inc.


K. Hovnanian at Fair Lakes Glen, Inc.


K. Hovnanian at Fair Lakes, Inc.


K. Hovnanian at Freehold Township, Inc.


K. Hovnanian at Freehold Township I, Inc.


K. Hovnanian at Ft. Myers I, Inc.


K. Hovnanian at Ft. Myers II, Inc.


K. Hovnanian at Great Notch, Inc. (formally K. Hovnanian at Berlin,
Inc.)


K. Hovnanian at Hackettstown, Inc.


K. Hovnanian at Half Moon Bay, Inc.


K. Hovnanian at Hampton Oaks, Inc.


K. Hovnanian at Hanover, Inc.


K. Hovnanian at Hershey's Mill, Inc. (a PA Corp)


K. Hovnanian at Highland Vineyards, Inc.


K. Hovnanian at Holly Crest, Inc.


K. Hovnanian at Hopewell IV, Inc.


K. Hovnanian at Hopewell V, Inc.


K. Hovnanian at Hopewell VI, Inc.


K. Hovnanian at Horizon Heights, Inc.


K. Hovnanian at Howell Township, Inc.


K. Hovnanian at Howell Township II, Inc.


K. Hovnanian at Hunter Estates, Inc.


K. Hovnanian at Jacksonville II, Inc.


K. Hovnanian at Jefferson, Inc.


K. Hovnanian at Jersey City I, Inc.


K. Hovnanian at Jersey City II, Inc.


K. Hovnanian at Jersey City III, Inc.


K. Hovnanian at Kings Grant I, Inc.


K. Hovnanian at Klockner Farms, Inc.


K. Hovnanian at La Terraza, Inc.


K. Hovnanian at La Trovata, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Lakewood, Inc.


K. Hovnanian at Lawrence V, Inc.


K. Hovnanian at Lawrence Square, Inc.


K. Hovnanian at Locust Grove I, Inc.


K. Hovnanian at Lower Saucon II, Inc.


K. Hovnanian at Lower Saucon, Inc.


K. Hovnanian at Mahwah II, Inc.


K. Hovnanian at Mahwah IV, Inc. (Whalepond)


K. Hovnanian at Mahwah IX, Inc.


K. Hovnanian at V, Inc.


K. Hovnanian at Mahwah VI, Inc. (Norfolk)


K. Hovnanian at Mahwah VII, Inc.


K. Hovnanian at Mahwah VIII, Inc.


K. Hovnanian at Manalapan II, Inc.


K. Hovnanian at Manalapan, Inc.


K. Hovnanian at Marlboro Township II, Inc.


K. Hovnanian at Marlboro Township IV, Inc.


K. Hovnanian of Marlboro Township VI, Inc.


K. Hovnanian of Marlboro Township VII, NJ


K. Hovnanian at Marlboro, III


K. Hovnanian at Medford I, Inc.


K. Hovnanian at Merrimack, Inc.


K. Hovnanian of Metro DC South, Inc.


K. Hovnanian at Montclair NJ, Inc.


K. Hovnanian at Montclair, Inc.


K. Hovnanian at Montgomery I, Inc.


K. Hovnanian at Montville II, Inc.


K. Hovnanian at Montville, Inc.


K. Hovnanian at Newark I, Inc.


K. Hovnanian at Newark Urban Renewal Corporation I, Inc.


K. Hovnanian at Newark Urban Renewal Corporation IV, Inc.


K. Hovnanian at Newark Urban Renewal Corporation V, Inc.


K. Hovnanian at North Brunswick II, Inc.


K. Hovnanian at North Brunswick III, Inc.


K. Hovnanian at North Brunswick IV, Inc.


K. Hovnanian at Northern Westchester, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Northlake, Inc.


K. Hovnanian at Ocean Walk, Inc.


K. Hovnanian at P.C. Properties, Inc.


K. Hovnanian at Park Ridge, Inc.


K. Hovnanian at Pasco I, Inc.


K. Hovnanian at Pasco II, Inc.


K. Hovnanian at Peekskill, Inc.


K. Hovnanian at Pembroke Shores, Inc.


K. Hovnanian at Perkiomen I, Inc.


K. Hovnanian at Perkiomen II, Inc.


K. Hovnanian at Plainsboro I, Inc.


K. Hovnanian at Plainsboro II, Inc.


K. Hovnanian at Plainsboro III, Inc.


K. Hovnanian at Polo Trace, Inc.


K. Hovnanian at Port Imperial North, Inc.


K. Hovnanian Properties of East Brunswick II, Inc.


K. Hovnanian at Princeton, Inc.


K. Hovnanian at Rancho Christianitos, Inc.


K. Hovnanian at Raritan I, Inc.


K. Hovnanian at Readington II, Inc.


K. Hovnanian at Reservoir Ridge, Inc.


K. Hovnanian at River Oaks, Inc.


K. Hovnanian at San Sevaine, Inc.


K. Hovnanian at Saratoga, Inc.


K. Hovnanian at Scotch Plains II, Inc.


K. Hovnanian at Scotch Plains, Inc.


K. Hovnanian at Seneca Crossing, Inc.


K. Hovnanian at Smithville, Inc.


K. Hovnanian at Smithville III, Inc.


K. Hovnanian at Somerset VIII, Inc.


K. Hovnanian at South Brunswick II, Inc.


K. Hovnanian at South Brunswick III, Inc.


K. Hovnanian at South Brunswick IV, Inc.


K. Hovnanian at South Brunswick V, Inc.


K. Hovnanian at South Brunswick, Inc.


K. Hovnanian at Spring Ridge, Inc.


K. Hovnanian at Stone Canyon, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Stonegate, Inc. (a CA Corporation)


K. Hovnanian at Stonegate, Inc. (a VA Corporation)


K. Hovnanian at Stony Point, Inc.


K. Hovnanian at Stuart Road, Inc.


K. Hovnanian at Sully Station, Inc.


K. Hovnanian at Summerwood, Inc.


K. Hovnanian at Sunsets, L.L.C.


K. Hovnanian at Sycamore, Inc.


K. Hovnanian at Tannery Hill, Inc.


K. Hovnanian at The Bluff, Inc.


K. Hovnanian at The Cedars, Inc.


K. Hovnanian at The Glen, Inc.


K. Hovnanian at the Reserve at Medford, Inc.


K. Hovnanian at Thornbury, Inc.


K. Hovnanian at Tierrasanta, Inc.


K. Hovnanian at Tuxedo, Inc.


K. Hovnanian of Union Township I, Inc.


K. Hovnanian at Upper Freehold Township I, Inc.


K. Hovnanian at Upper Makefield I, Inc.


K. Hovnanian at Upper Merion, Inc.


K. Hovnanian at Vail Ranch, Inc.


K. Hovnanian at Valleybrook II, Inc.


K. Hovnanian at Valleybrook, Inc.


K. Hovnanian at Wall Township II, Inc.


K. Hovnanian at Wall Township IV, Inc.


K. Hovnanian at Wall Township VI, Inc.


K. Hovnanian at Wall Township VII, Inc.


K. Hovnanian at Wall Township VIII, Inc.


K. Hovnanian at Wall Township, Inc.


K. Hovnanian at Washingtonville, Inc.


K. Hovnanian at Wayne III, Inc.


K. Hovnanian at Wayne IV, Inc.


K. Hovnanian at Wayne V, Inc.


K. Hovnanian at Wayne VI, Inc.


K. Hovnanian at Wayne VII, Inc.


K. Hovnanian at West Orange, Inc.


K. Hovnanian at Wildrose, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Winston Trails, Inc.


K. Hovnanian at Woodmont, Inc.


K. Hovnanian Aviation, Inc.


K. Hovnanian Companies Northeast, Inc.


K. Hovnanian Companies of California, Inc.


K. Hovnanian Companies of Florida, Inc.


K. Hovnanian Companies of Maryland, Inc.


K. Hovnanian Companies of Metro Washington, Inc.


K. Hovnanian Companies of New York, Inc.


K. Hovnanian Companies of North Carolina, Inc.


K. Hovnanian Companies of Pennsylvania, Inc.


K. Hovnanian Companies of Southern California, Inc.


K. Hovnanian Construction Management, Inc.


K. Hovnanian's Design Gallery, Inc.


K. Hovnanian Developments of California, Inc.


K. Hovnanian Developments of Maryland, Inc.


K. Hovnanian Developments of Metro Washington, Inc.


K. Hovnanian Developments of New Jersey, Inc.


K. Hovnanian Developments of New York, Inc.


K. Hovnanian Developments of Texas, Inc.


K. Hovnanian Enterprises, Inc.


K. Hovnanian Equities, Inc.


K. Hovnanian Florida Division, Inc.


K. Hovnanian Investment Properties of New Jersey, Inc.


K. Hovnanian Investment Properties, Inc.


K. Hovnanian Investments, Inc.


K. Hovnanian Marine, Inc.


K. Hovnanian Mortgage USA, Inc.


K. Hovnanian Mortgage, Inc.


K. Hovnanian North Jersey Acquisitions, L.L.C.


K. Hovnanian Poland, SP .Z.O.O.


K. Hovnanian Port Imperial Urban Renewal, Inc.


K. Hovnanian Properties of East Brunswick, II, Inc.


K. Hovnanian Properties of Franklin, Inc.


K. Hovnanian Properties of Hamilton, Inc.


K. Hovnanian Properties of Lake Worth, Inc.


K. Hovnanian Properties of NB Theatre, Inc.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian Properties of Newark Urban Renewal Corporation, Inc.


K. Hovnanian Properties of North Brunswich II, Inc.


K. Hovnanian Properties of North Brunswick V, Inc.


K. Hovnanian Properties of North Center Drive, Inc.


K. Hovnanian Properties of Piscataway, Inc.


K. Hovnanian Properties of Red Bank, Inc.


K. Hovnanian Properties of Route 35, Inc.


K. Hovnanian Properties of Wall, Inc.


K. Hovnanian Real Estate Investment, Inc.


K. Hovnanian Real Estate of Florida, Inc.


K. Hovnanian Southeast Florida, Inc.


K. Hovnanian Southeast Region, Inc.


K. Hovnanian's Four Seasons of the Palm Beaches, Inc.


KHC Acquisition, Inc.


KHL, Inc.


Kings Grant Evesham Corp.


Landarama, Inc.


Matzel & Mumford of Delaware, Inc.


Minerva Group, Inc.


Molly Pitcher Construction Co., Inc.

New Fortis Mortgage, Inc.


New K. Hovnanian Developments of Florida, Inc.


Park Village Realty, Inc.


Parthenon Group, Inc.


Pine Brook Co., Inc.


Preston Grande Homes, Inc.


Que Corporation


Reflections of You Interiors, Inc.


Stonebrook Homes, Inc.


The Matzel & Mumford Organization, Inc.


The New Fortis Corporation


The Southampton Corporation


Tropical Service Builders, Inc.


Washington Homes of Delaware, Inc.


Washington Homes of West Virginia, Inc.


Washington Homes, Inc.


Washington Homes, Inc. of Virginia

             Exact Name of Registrant As Specified In Its Charter

Westminster Homes (Charlotte), Inc.


Westminster Homes of Tennessee, Inc.


Westminster Homes, Inc.


WH Land I, Inc.


WH Land II, Inc.


WH Properties, Inc.


Arbor West, L.L.C.


Heritage Pines, L.L.C.


K. Hovnanian at Arbor Heights, L.L.C.


K. Hovnanian at Ashburn Village, L.L.C.


K. Hovnanian at Barnegat I, L.L.C.


K. Hovnanian at Berkeley, L.L.C.


K. Hovnanian at Bernards V, L.L.C.


K. Hovnanian at Blooms Crossing, L.L.C.


K. Hovnanian at Blue Heron Pines, L.L.C.


K. Hovnanian at Brenbrooke, L.L.C.


K. Hovnanian at Carmel Village, L.L.C.


K. Hovnanian at Cedar Grove III, L.L.C.


K. Hovnanian at Chester I, L.L.C.


K. Hovnanian at Clifton, L.L.C.


K. Hovnanian at Columbia Town Center, L.L.C.


K. Hovnanian at Cranbury, L.L.C.


K. Hovnanian at Curries Woods, L.L.C.


K. Hovnanian at Encinitas Ranch, L.L.C.


K. Hovnanian at Guttenberg, L.L.C.


K. Hovnanian at Hamburg, L.L.C.


K. Hovnanian at Hamburg Contractors, L.L.C.


K. Hovnanian at Jackson, L.L.C.


K. Hovnanian at Jersey City IV, L.L.C.


K. Hovnanian at Kent Island, L.L.C.


K. Hovnanian at Kincaid, L.L.C.


K. Hovnanian at King Farm, L.L.C.


K. Hovnanian at LaFayette Estates, L.L.C.


K. Hovnanian at Lake Ridge Crossing, L.L.C.


K. Hovnanian at Lake Terrapin, L.L.C.


K. Hovnanian at Lawrence V, L.L.C.


K. Hovnanian at Linwood, L.L.C.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Little Egg Harbor, L.L.C.


K. Hovnanian at Little Egg Harbor Contractors, L.L.C.


K. Hovnanian at Lower Moreland I, L.L.C.


K. Hovnanian at Lower Moreland II, L.L.C.


K. Hovnanian at Lower Saucon II, L.L.C.


K. Hovnanian at Mansfield I, LLC


K. Hovnanian at Mansfield II, LLC


K. Hovnanian at Mansfield III, L.L.C.


K. Hovnanian at Marlboro Township VIII, L.L.C.


K. Hovnanian at Marlboro VI, L.L.C.


K. Hovnanian at Marlboro VII, L.L.C.


K. Hovnanian at Menifee, L.L.C.


K. Hovnanian at Middletown, L.L.C.


K. Hovnanian at Mt. Olive Township, L.L.C.


K. Hovnanian at North Brunswick VI, L.L.C.


K. Hovnanian at North Haledon, L.L.C.


K. Hovnanian at Northampton, L.L.C.


K. Hovnanian at Northfield, L.L.C.


K. Hovnanian at Pacific Bluffs, L.L.C.


K. Hovnanian at Paramus, L.L.C.


K. Hovnanian at Park Lane, L.L.C.


K. Hovnanian at Prince William, L.L.C.


K. Hovnanian at Rancho Santa Margarita, L.L.C.


K. Hovnanian at Riverbend, L.L.C.


K. Hovnanian at Roderuck, L.L.C.


K. Hovnanian at Rowland Heights, L.L.C.


K. Hovnanian at Sayreville, L.L.C.


K. Hovnanian at South Amboy, L.L.C.


K. Hovnanian at South Bank, L.L.C.


K. Hovnanian at Spring Hill Road, L.L.C.


K. Hovnanian at St. Margarets, L.L.C.


K. Hovnanian at Sunsets, L.L.C.


K. Hovnanian at the Gables, L.L.C.


K. Hovnanian at Upper Freehold Township I, Inc.


K. Hovnanian at Upper Freehold Township II, Inc.


K. Hovnanian at Wanaque, L.L.C.


K. Hovnanian at Washington, L.L.C.

             Exact Name of Registrant As Specified In Its Charter

K. Hovnanian at Wayne VIII, L.L.C.


K. Hovnanian at West Milford, L.L.C.


K. Hovnanian at West Windsor, L.L.C.


K. Hovnanian at Willow Brook, L.L.C.


K. Hovnanian at Winchester, L.L.C.


K. Hovnanian Central Acquisitions, L.L.C.


K. Hovnanian Companies of Metro D.C. North, L.L.C.


K. Hovnanian North Central Acquisitions, L.L.C.


K. Hovnanian North Jersey Acquisitions, L.L.C.


K. Hovnanian Shore Acquisitions, L.L.C.


K. Hovnanian South Jersey Acquisition, L.L.C.


K. Hovnanian's Four Seasons, L.L.C.


K. Hovnanian's Private Home Portfolio, L.L.C.


Kings Court at Montgomery, L.L.C.


Kings Crossing at Montgomery, L.L.C.


Knox Creek, L.L.C.


M&M at Apple Ridge, L.L.C.


M&M at Brookhill, L.L.C.


M&M at Heritage Woods, L.L.C.


M&M at the Highlands, L.L.C.


McKinley Court, L.L.C.


M&M at Morristown, L.L.C.


M&M at Roosevelt, L.L.C.


M&M at Sheridan, L.L.C.


M&M at Sparta, L.L.C.


M&M at Spinnaker Pointe, L.L.C.


M&M at Spruce Hollow, L.L.C.


M&M at Spruce Meadows, L.L.C.


M&M at Spruce Run, L.L.C.


Matzel & Mumford at Apple Ridge II, L.L.C.


Matzel & Mumford at Basking Ridge, L.L.C.


Matzel & Mumford at Cranbury Knoll, L.L.C.


Matzel & Mumford at Freehold, L.L.C.


Matzel & Mumford at Heritage Landing, L.L.C.


Matzel & Mumford at Montgomery, L.L.C.


Matzel & Mumford at Phillipsburg, L.L.C.


Matzel & Mumford at Piscataway, L.L.C.

             Exact Name of Registrant As Specified In Its Charter

Matzel & Mumford at South Brunswick, L.L.C.


Matzel & Mumford at Tewksbury, L.L.C.


Matzel & Mumford at West Windsor, L.L.C.


Matzel & Mumford at White Oak Estates, L.L.C.


Matzel & Mumford at Willows Pond, L.L.C.


Matzel & Mumford at Woodland Crest, L.L.C.


Monticello Woods, L.L.C.


New Homebuyers Title Co. (Virginia) L.L.C.


New Homebuyers Title Company, L.L.C.


Shadow Creek, L.L.C.


Section 14 of the Hills, L.L.C.


The Landings at Spinnaker Pointe, L.L.C.


Title Group II, L.L.C.


Town Homes at Montgomery, L.L.C.


Westminster Homes of Alabama, L.L.C.


Westminster Homes of Mississippi, L.L.C.


Westwood Hills, L.L.C.


WH/PR Land Co., L.L.C.


Athena Portfolio Investors, L.P.


Beacon Manor Associates, L.P.


Galleria Mortgage, L.P.


Goodman Family Builders, L.P.


Goodman Mortgage Investors, L.P.


M&M Investments, L.P.


Parkway Development


Sovereign Group, L.P.


Washabama, L.P.

                               INDEX TO EXHIBITS

 Exhibit
 Number                            Description of Exhibits
--------                           -----------------------

**1.1   - Underwriting Agreement (Hovnanian Debt Securities and Warrants to
          Purchase Hovnanian Debt Securities).

**1.2   - Underwriting Agreement (K. Hovnanian Debt Securities and Warrants
          to Purchase K. Hovnanian Debt Securities).

**1.3   - Underwriting Agreement (Equity Securities and Warrants to Purchase
          Equity Securities).

**1.4   - Underwriting Agreement (Stock Purchase Contracts).

**1.5   - Underwriting Agreement (Stock Purchase Units).

 *4.1   - Form of Hovnanian Debt Securities.

 *4.2   - Form of K. Hovnanian Debt Securities.

  4.3 - Form of Hovnanian Senior Debt Indenture (previously filed with this Registration Statement).

  4.4 - Form of Hovnanian Senior Subordinated Debt Indenture (previously filed with this Registration Statement).

  4.5 - Form of Hovnanian Subordinated Debt Indenture (previously filed with this Registration Statement).

  4.6 - Form of K. Hovnanian Senior Debt Indenture (previously filed with this Registration Statement).

  4.7   - Form of K. Hovnanian Senior Subordinated Debt Indenture
          (previously filed with this Registration Statement).

  4.8 - Form of K. Hovnanian Subordinated Debt Indenture (previously filed with this Registration Statement).

 *4.9   - Form of Warrant Agreement for Preferred Stock and Common Stock
          (including Form of Warrant Certificate).

*4.10   - Form of Warrant Agreement for Hovnanian Debt Securities (including form of Warrant Certificate).

*4.11   - Form of Warrant Agreement for K. Hovnanian Debt Securities
          (including form of Warrant Certificate).

 4.12 - Form of Purchase Contract Agreement (including form of Purchase Contact Unit) (filed herewith).

  5.1   - Opinion of Simpson Thacher & Bartlett (filed herewith).

  5.2 - Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (filed herewith).

 10.1 - Credit Agreement dated as of August 28, 2001, among K. Hovnanian, as Borrower, Hovnanian, as Guarantor, the banks listed therein, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and PNC Captial Markets, LLC and Banc of America Securities, LLC, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10 of Form 10-Q of Hovnanian filed September 14, 2001).

 12.1 - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends (filed herewith).

 23.1   - Consent of Ernst & Young LLP (filed herewith).

 23.2   - Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).

 23.3 - Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.2).

 24.1 - Powers of Attorney of Board of Directors of Hovnanian (previously filed with this Registration Statement).

 24.2 - Powers of Attorney of Board of Directors of K. Hovnanian (previously filed with this Registration Statement).

 24.3 - Powers of Attorney of Board of Directors of Subsidiary Registrants (previously filed with this Registration Statement).

 Exhibit
 Number                            Description of Exhibits
--------                           -----------------------


 24.4 - Power of Attorney of John J. Robbins (included on signature page of Hovnanian).

 25.1 - Statement of Eligibility of Trustee under the Hovnanian Indentures (previously filed with this Registration Statement).

 25.2 - Statement of Eligibility of Trustee under the K. Hovnanian Indentures (previously filed with this Registration Statement).

* Incorporated by reference to exhibit of same number to Registration Statement No. 333-51991.

** To be incorporated by reference, as necessary, as an exhibit to one or more reports on Form 8-K.

                                                                  Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-68528) and related prospectus of Hovnanian Enterprises, Inc. (the "Company"), K. Hovnanian Enterprises, Inc. and certain subsidiaries of the Company for the registration of 7,643,312 shares of Class A Common Stock of the Company and $376,000,000 of Preferred Stock, Class A Common Stock, Warrants to Purchase Preferred Stock, Warrants to Purchase Class A Common Stock, Debt Securities, Warrants to Purchase Debt Securities, Stock Purchase Contracts, Stock Purchase Units, Guaranteed Debt Securities and Guaranteed Warrants to Purchase Debt Securities and to the incorporation by reference therein of our report dated December 13, 2000 (except for Note 15, paragraph 4, as to which the date is January 23, 2001) with respect to the consolidated financial statements of the Company included in its Annual Report (Form 10-K) for the year ended October 31, 2000, filed with the Securities and Exchange Commission.




/s/Ernst & Young LLP

New York, New York
September 24, 2001